          AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON
                              FEBRUARY 21, 2006

                                                SECURITIES ACT FILE NO. 333-
                                            INVESTMENT COMPANY ACT FILE NO. 811-

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                        (Check appropriate box or boxes)

                                    FORM N-2

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]  PRE-EFFECTIVE AMENDMENT NO.

[_]  POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[_]  AMENDMENT NO.
                                   ----------

             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (Address of Principal Executive Offices)

                                 (800) 869-6397
              (Registrant's Telephone Number, including Area Code)

                                   ----------

                          RONALD E. ROBISON, PRESIDENT
             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (Name and Address of Agent for Service)

                                   ----------

                                   COPIES TO:

 STUART M. STRAUSS ESQ.                                  NORA M. JORDAN, ESQ.
 CLIFFORD CHANCE US LLP                                 DAVIS POLK & WARDWELL
   31 WEST 52ND STREET                                  450 LEXINGTON AVENUE
NEW YORK, NEW YORK 10019                               NEW YORK, NEW YORK 10017
     (212) 878-8000                                         (212) 450-4000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box. [_]

It is proposed that this filing will become effective (check appropriate box):

[_] when declared effective pursuant to Section 8(c)

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM    PROPOSED MAXIMUM
                                              AMOUNT BEING    OFFERING PRICE         AGGREGATE           AMOUNT OF
    TITLE OF SECURITIES BEING REGISTERED       REGISTERED       PER UNIT(1)      OFFERING PRICE(1)   REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------

Common Stock, par value $0.01 per share...   66,667 shares        $15.00           $1,000,005         $107.00 (1)(2)
---------------------------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                                   ----------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION
STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A),
MAY DETERMINE.

================================================================================

                                    FORM N-2

                              CROSS-REFERENCE SHEET

                        PARTS A AND B OF THE PROSPECTUS*

             ITEMS IN PART A AND B OF FORM N-2                               LOCATION IN PROSPECTUS
----------------------------------------------------------   ------------------------------------------------------

1.  Outside Front Cover...................................   Outside Front Cover Page of Prospectus

2.  Cover Pages, Other Offering Information...............   Inside Front and Outside Back Cover Page of Prospectus

3.  Fee Table and Synopsis................................   Fee Table; Prospectus Summary

4.  Financial Highlights..................................   Not Applicable

5.  Plan of Distribution..................................   Outside Front Cover Page of Prospectus; Prospectus
                                                                Summary

6.  Selling Stockholders..................................   Not Applicable

7.  Use of Proceeds.......................................   Prospectus Summary; Use of Proceeds

8.  General Description of the Registrant.................   Outside Front Cover Page of Prospectus; Prospectus
                                                                Summary; The Fund; The Fund's Investments;
                                                                Investment Restrictions; Principal Risks of the
                                                                Fund; Description of Shares

9.  Management............................................   Management of the Fund; Portfolio Transactions and
                                                                Brokerage; Description of Shares; Custodian;
                                                                Dividend Paying Agent, Transfer Agent and
                                                                Registrar; Custodian

10. Capital Stock, Long-Term Debt, and other Securities...   Description of Shares; Dividends and Distributions;
                                                                Dividend; Tax Matters

11. Defaults and Arrears on Senior Securities.............   Not Applicable

12. Legal Proceedings.....................................   Not Applicable

13. Table of Contents of the Statement of Additional
       Information........................................   Not Applicable

14. Cover Page............................................   Not Applicable

15. Table of Contents.....................................   Not Applicable

16. General Information and History.......................   Prospectus Summary; The Fund

17. Investment Objective and Policies.....................   Prospectus Summary; The Fund's Investments; Investment
                                                                Restrictions

18. Management............................................   Prospectus Summary; Management of the Fund

19. Control Persons and Principal Holders of Securities...   Management of the Fund

20. Investment Advisory and Other Services................   Prospectus Summary; Management of the Fund; Custodian;
                                                                Dividend Paying Agent, Transfer Agent and Registrar

21. Portfolio Managers ...................................   Management of the Fund

22. Brokerage Allocation and Other Practices..............   Portfolio Transactions and Brokerage

23. Tax Status............................................   Tax Matters

24. Financial Statements..................................   Statement of Assets and Liabilities

----------
*    Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A. Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

********************************************************************************
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.
********************************************************************************

PROSPECTUS (Subject to Completion)
ISSUED FEBRUARY __, 2006

                                     SHARES

             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND
                      COMMON SHARES OF BENEFICIAL INTEREST

                                   ----------

Morgan Stanley Opportunistic Municipal High Income Fund (the "Fund") is offering
__________ common shares of beneficial interest. This is the initial public offering of the Fund's common shares and no public market exists for its common shares.

                                   ----------

Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets (as defined herein) in debt securities and other obligations issued by or on behalf of states, territories, agencies and instrumentalities and possessions of the
United States and the District of Columbia (collectively, "municipal securities"), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from regular federal income tax (which, for purposes of this prospectus, does not include federal alternative minimum tax, unless otherwise specified). The
Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. The Fund is not limited in the portion of its portfolio of municipal securities that may be rated below investment grade at the time of acquisition or, if unrated, determined by the Investment Adviser to be of comparable quality. The Fund intends to invest a substantial portion of its assets in municipal securities rated below investment grade and will seek to identify undervalued, distressed and semi-distressed securities as a portion of its below investment grade holdings. The Fund may also invest up to 25% of its total assets in residual interest municipal tender option bonds, which are derivative instruments with exposure to municipal securities. The Fund treats its investments in residual interest municipal tender option bonds as investments in municipal securities. The Fund may also invest up to 10% of its total assets in securities of other investment companies that invest in municipal securities. Distributions of interest income from the Fund's portfolio of municipal securities will generally be exempt from regular federal income tax. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Fund is not limited in the portion of its assets that may be invested in municipal securities, the interest income on which is a preference item for purposes of the alternative minimum tax. There can be no assurance that the Fund's investment objectives will be achieved.

No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO
HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY
TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR
INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER
COMPLETION OF THIS PUBLIC OFFERING. The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to official notice of issuance, under the symbol "OMA."

                                                   (continued on following page)

                                   ----------

BEFORE BUYING ANY COMMON SHARES, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL
RISKS OF INVESTING IN THE FUND IN "PRINCIPAL RISKS OF THE FUND" BEGINNING ON
PAGE 28 OF THIS PROSPECTUS. CERTAIN OF THE RISKS ARE SUMMARIZED IN "PROSPECTUS
SUMMARY--PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 5.

                                   ----------

                              PRICE $15.00 A SHARE

                                   ----------

                          PRICE                      ESTIMATED       PROCEEDS TO
                        TO PUBLIC   SALES LOAD   OFFERING EXPENSES     THE FUND
                        ---------   ----------   -----------------     --------
Per Share............     $15.00      $0.675           $0.03            $14.295
Total ...............     $           $                $                $

The Fund has granted the underwriters an option to purchase __________
additional common shares at the price to the public, less the sales load, within
45 days of the date of this prospectus solely to cover over-allotments, if any.
If such option is exercised in full, the total price to the public, sales load, estimated offering expenses and proceeds to the Fund will be $ __________, $
__________, $ __________ and $ __________, respectively. See "Underwriters."

Morgan Stanley Investment Advisors Inc. will pay a marketing and structuring fee to Morgan Stanley & Co. Incorporated. See "Underwriters."

The Fund will pay offering expenses (other than the sales load) up to an aggregate of $0.03 per share of the Fund's common shares sold in this offering.
Morgan Stanley Investment Advisors Inc. has agreed to pay (i) all organizational expenses and (ii) such offering expenses of the Fund to the extent that they exceed $0.03 per share of the Fund's common shares. The aggregate offering expenses (other than sales load) to be incurred by the Fund currently are estimated to be $ _________ (including amounts to be incurred by Morgan Stanley
Investment Advisors Inc. on behalf of the Fund). Proceeds to the Fund are calculated after expenses.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Morgan Stanley & Co. Incorporated expects to deliver the common shares to purchasers on or about __________, 2006.

                                   ----------

                                 MORGAN STANLEY

__________, 2006

(Continued from previous page)

Investment Adviser. The Fund's investment adviser is Morgan Stanley Investment
Advisors Inc. (the "Investment Adviser"). Morgan Stanley & Co. Incorporated is
an affiliate of the Investment Adviser.

                                   ----------

Leverage. The Fund intends to use leverage through the issuance of preferred shares of beneficial interest of the Fund ("Preferred Shares") initially representing approximately 25% of the Fund's total assets after their issuance.
If the Fund issues Preferred Shares, costs of that offering (including the sales load paid to the underwriters for the offering of the Preferred Shares) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. The Fund also expects to invest in residual interest municipal tender option bonds, which are derivative instruments with exposure to municipal securities with leverage embedded in them. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund's common shares than if the Fund did not use leverage.
Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed. See "Principal Risks of the Fund--General Leverage Risk" and
"Principal Risks of the Fund--Preferred Share Risk."

                                   ----------

Please read this prospectus carefully before investing and retain it for future reference. Information required to be in the Fund's Statement of Additional
Information is found in this prospectus. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the
Fund. Copies of the Fund's annual and semi-annual reports may be obtained upon request, without charge, by calling (800) 869-6397. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Fund does not make available its annual and semi-annual reports on the Fund's website because the Fund believes that making the reports available on the Fund's website will not be cost effective.
Information on, or accessible through, this website is not a part of, and is not incorporated into, this prospectus. The Securities and Exchange Commission maintains an internet website (http://www.sec.gov) that contains other information regarding the Fund.

                                   ----------

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

     NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY
INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST
NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS NOT CONTAINED IN
THIS PROSPECTUS AS IF THE FUND HAD AUTHORIZED IT. THE FUND IS OFFERING TO SELL,
AND SEEKING OFFERS TO BUY, COMMON SHARES ONLY IN JURISDICTIONS WHERE OFFERS AND
SALES ARE PERMITTED. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE
ONLY AS OF THE DATE OF THIS PROSPECTUS, REGARDLESS OF THE TIME OF DELIVERY OF
THIS PROSPECTUS OR ANY SALE OF COMMON SHARES. THE FUND WILL AMEND THIS
PROSPECTUS IF, DURING THE PERIOD THAT THIS PROSPECTUS IS REQUIRED TO BE
DELIVERED, THERE ARE ANY MATERIAL CHANGES SUBSEQUENT TO THE DATE OF THIS
PROSPECTUS.

     UNTIL ______________, 2006 (25 DAYS AFTER THE COMMENCEMENT OF THIS
OFFERING), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT
PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS
DELIVERY REQUIREMENT IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A
PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD
ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus. In particular, you should carefully read the risks of investing in the common shares, as discussed under "Principal Risks of the Fund."

THE FUND

     Morgan Stanley Opportunistic Municipal High Income Fund is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Morgan Stanley Opportunistic Municipal High Income
Fund simply as the "Fund" or as "we," "us" or "our." See "The Fund."

THE OFFERING

     The Fund is offering common shares of beneficial interest at $15.00 per common share through a group of underwriters (the "Underwriters") led by Morgan
Stanley & Co. Incorporated. The common shares of beneficial interest are called
"common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Fund has given the Underwriters an option to purchase additional common shares to cover over-allotments. The Investment Adviser has agreed to pay (i) all organizational expenses and (ii) offering expenses (other than sales load) that exceed $0.03 per common share. See "Underwriters."

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets (as defined below) in debt securities and other obligations issued by or on behalf of states, territories, agencies and instrumentalities and possessions of the United States and the District of Columbia (collectively,
"municipal securities"), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from regular federal income tax (which, for purposes of this prospectus, does not include federal alternative minimum tax, unless otherwise specified).
The Investment Adviser will not conduct its own analysis of the tax status of the interest or income paid by any municipal securities held by the Fund.
"Managed assets" means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). There can be no assurance that the
Fund's investment objectives will be achieved. See "The Fund's
Investments--Investment Objectives."

INVESTMENT POLICIES AND STRATEGY

     The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. The Fund is not limited in the portion of its portfolio of municipal securities that may be rated below investment grade at the time of acquisition or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund intends to invest a substantial portion of its assets in securities not rated investment grade (which we sometimes refer to as below investment grade securities) and will seek to identify undervalued, distressed and semi-distressed securities as a portion of its below investment grade holdings. The Fund may also invest up to 25% of its total assets in residual interest municipal tender option bonds, which are derivative instruments with exposure to municipal securities. The Fund treats its investments in residual interest municipal tender option bonds as investments in municipal securities. Distributions of interest income from the
Fund's portfolio of municipal securities will generally be exempt from regular federal income tax; other than federal alternative minimum tax. Distributions from other sources, other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions are not exempt from regular federal income tax. The Fund is not limited in the portion of its assets that may be invested in municipal securities, the interest income on which is a preference item for purposes of the alternative minimum tax.

--------------------------------------------------------------------------------

                                        1

--------------------------------------------------------------------------------

     In making decisions with respect to specific municipal securities for the
Fund's portfolio, the Investment Adviser will employ a disciplined research-driven approach. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser will utilize proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level, and in-depth credit research in selecting a portfolio designed to achieve the Fund's investment objectives. The Investment Adviser will select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, and sector and issuer diversification. The Investment Adviser will attempt to identify municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness. The Investment Adviser will seek to actively manage the Fund's exposure to residual interest municipal tender option bonds in response to changes in the Investment Adviser's economic and interest rate outlook. See "The
Fund's Investments--Investment Policies and Strategy."

THE FUND'S INVESTMENTS

     Municipal Securities. The Fund will invest primarily in municipal securities and derivative instruments with exposure to municipal securities.
Municipal securities are obligations issued by or on behalf of states, territories, agencies and instrumentalities and possessions of the United States and the District of Columbia, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from regular federal income tax. The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

     The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" or
"special delegation" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.
Industrial development bonds, or "private activity bonds," are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

     The municipal securities in which the Fund will invest may have fixed or variable payments of principal and different types of interest rate payments and reset terms including fixed rate, adjustable rate, zero coupon, payment-in-kind and auction rate features. The Fund may invest in securities not producing immediate cash income, including zero coupon securities or payment-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in an issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and therefore may be more speculative. The Fund will be required to distribute the income on these non-cash paying instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. In addition, special tax considerations are associated with investing in such instruments. See "Tax
Matters." The Investment Adviser will weigh these concerns against the expected total returns from such instruments. See "The Fund's Investments--Municipal
Securities."

     Residual Interest Municipal Tender Option Bonds. The Fund may invest up to
25% of its total assets in residual interest municipal tender option bonds, which are derivative interests in municipal securities. The residual interest municipal tender option bonds in which the Fund may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular federal income tax. The Investment Adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Fund. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit qualities, coupons, call provisions and maturities. The Fund intends to invest in residual interests for the purpose of increasing the Fund's economic leverage as a more flexible alternative to the issuance of Preferred Shares.

--------------------------------------------------------------------------------

                                        2

--------------------------------------------------------------------------------

     Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds purchased from the Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual interests, which the Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal bonds. The Fund would then be paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the municipal bonds to the special purpose trust, it would then receive the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional municipal bonds or other investments permitted by the Fund's investment policies.

     If the Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal bonds owned by the special purpose trust.
In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust would be passed through to the Fund, as the holder of the residual interests.
The Fund will recognize taxable capital gains (or losses) upon any sale of municipal bonds to the special purpose trust. Although residual interest municipal tender option bonds are derivative securities with exposure to municipal securities and with economic leverage embedded in them, they will not constitute senior securities of the Fund (and will not be subject to the Fund's limitations on borrowings). See "Investment Restrictions."

     [The Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged where the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50%
of the principal amount of the municipal bonds owned by the special purpose trust. If the Fund invests in highly leveraged residual interest municipal tender option bonds, the Fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest municipal tender option bonds. See "The Fund's
Investments--Residual Interest Municipal Tender Option Bonds."]

     Other Investment Companies. The Fund may invest up to 10% of its total assets in securities of other open-end or closed-end investment companies that invest primarily in municipal securities. The Fund may also invest in auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.

     Strategic Transactions. The Fund may use various strategic investment transactions described below to earn income, facilitate portfolio management and seek to mitigate risks. Although the Investment Adviser seeks to use these transactions to achieve the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result.

     The Fund may purchase and sell derivative instruments including exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, "Strategic
Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the
Fund to utilize these Strategic Transactions successfully will depend on the
Investment Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See "Principal Risks of the Fund--Strategic Transactions" for a description of the risks involved in using Strategic Transactions.

--------------------------------------------------------------------------------

                                        3

--------------------------------------------------------------------------------

     See "The Fund's Investments--Portfolio Composition" for a further description of the composition of the Fund's portfolio.

INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. will serve as the Fund's investment adviser and will provide certain day to day investment management services to the Fund. The Investment Adviser will receive an annual fee, payable monthly, in an amount equal to 0.65% of the Fund's average weekly managed assets. "Managed assets" shall mean the total assets of the Fund, which includes any proceeds from Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage).
See "Management of the Fund."

DISTRIBUTIONS

     Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net tax-exempt interest and investment company taxable income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund's common shares within approximately ___ days after completion of this offering and to pay that initial monthly dividend approximately ___ to ___ days after completion of this offering. The Fund will pay common shareholders annually at least 90% of its net tax-exempt interest and investment company taxable income in order to qualify as a regulated investment company for federal income tax purposes. In addition, the
Fund intends to distribute, on an annual basis, all or substantially all of its net income and capital gains to its shareholders.

     Various factors will affect the level of the Fund's net tax-exempt interest and investment company taxable income. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that month.
Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income, if any, will reduce the Fund's net asset value. See "Distributions." Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the
Fund or common shares of the Fund purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

     The Fund will pay monthly dividends after the payment of dividends on any
Preferred Shares that may be outstanding. If the Fund realizes a capital gain or other taxable income, it will be required to allocate such income between the common shares and any outstanding Preferred Shares in proportion to the total dividends paid to each class for the year in which, or with respect to which, the income is paid. See "Leverage--Preferred Shares" and "Distributions."

USE OF LEVERAGE

     The Fund expects to leverage through the issuance of Preferred Shares initially representing approximately 25% of the Fund's total assets after their issuance, subject to market conditions and the receipt of a top credit rating of two or more credit rating agencies.

     Preferred Shares issued by the Fund would pay adjustable rate dividends based on shorter-term interest rates. The adjustment period could be as short as a day or as long as a year or more. The proceeds received by the Fund from the issuance of Preferred Shares would be used by the Fund to purchase additional municipal securities or other investments consistent with the Fund's investment policies and strategy. If the rate of return on the Fund's investment securities, after the payment of applicable expenses of the Fund, is greater than the dividend rate paid by the Fund on Preferred Shares, the Fund will generate more income by investing the proceeds of the Preferred Shares than it will need to pay dividends on the Preferred Shares. Conversely, if the rate of return on the Fund's investment securities after the payment of applicable expenses of the Fund, is less than the divided rate paid by the Fund on the

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Preferred Shares, the Fund could suffer a reduction in income as a result of its payment obligations relating to the Preferred Shares.

     The Fund also may leverage through its investments in residual interest municipal tender option bonds. If the income and gains earned on municipal bonds owned by a special purpose trust that issues a residual interest to the Fund are greater than the payments due on the short-term floating rate instruments issued by the special purpose trust, the Fund's returns will be greater than if it had not invested in the residual interest municipal tender option bond.

     If the rate of return earned by the Fund from its investments purchased with the proceeds from leverage exceeds the then current interest or dividend rates resulting from leverage, such proceeds may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure that the use of leverage will result in a higher return on its common shares. The use of leverage involves risks discussed further under "Principal Risks of the
Fund--General Leverage Risk." For example, when leverage is employed, the net asset value and market price of the Fund's common shares will be more volatile.
In addition, the amount of the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not issue
Preferred Shares because the fees will be calculated based on the Fund's managed assets including proceeds from the issuance of Preferred Shares, which may create a conflict of interest between the Investment Adviser and the common shareholders. See "Principal Risks of the Fund--General Leverage Risk,"
"Principal Risks of the Fund--Preferred Share Risk" and "Management of the
Fund."

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of
Fund securities and to finance the repurchase of shares.

PRINCIPAL RISKS OF THE FUND

     You should carefully consider the following factors, as well as the other information in this prospectus, before making an investment in the Fund.

     No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

     Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of similar closed-end funds have traded at a discount for extended periods. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of offering costs paid by the Fund. See "Use of Proceeds." As a result, the risk that common shares of the Fund trade at a discount from their net asset value may be greater for investors expecting to sell their shares in a relatively short period after completion of this offering. Accordingly, the common shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Principal Risks of the Fund--Net Asset Value
Discount" and "Description of Shares."

     Non-Diversification. The Fund is classified as a "non-diversified"
investment company under the Investment Company Act of 1940, as amended (the
"1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the
"Code"), for qualification as a regulated investment company. See "Principal
Risks of the Fund--Non-Diversification."

     Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal
Deposit Insurance Corporation or any other governmental agency.

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     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. In addition, the Fund's use of leverage will tend to increase the volatility of the price of the common shares.

     Municipal Securities Risk. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may fluctuate adversely compared to the yield of the overall debt securities markets. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per common share. In addition, the amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the
Investment Adviser than would be an equity fund or taxable bond fund. Further, the secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

     The Fund's investment in municipal securities will also expose the Fund to credit risk, which refers to an issuer's ability to make timely payments of interest and principal. The ability of a municipal issuer to repay obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the
Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. To enforce its rights with respect to a defaulted security, the Fund may also take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the
Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. Securities rated below investment grade involve greater risks compared to higher-grade securities.

     The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

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     Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. Adverse changes in the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

     Risks of Municipal Leases and Certificates of Participation. The Fund may
invest in municipal leases and certificates of participation in such leases.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contacts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities.
See "The Fund's Investments--Portfolio Composition--Illiquid Securities."

     Non-Investment Grade Securities Risk. The Fund intends to invest a substantial portion of its assets in municipal securities that, at the time of acquisition, are rated below investment grade (commonly referred to as "junk bonds" or "non-investment grade securities"), that is, rated Ba or below by
Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Fitch
Ratings ("Fitch"), and unrated securities determined by the Investment Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. Non-investment grade securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are subject to a greater risk of default than higher grade securities. The value of non-investment grade securities is affected by the creditworthiness of the issuer of the securities and by general economic and specific industry conditions. Issuers of non-investment grade securities are not as strong financially as those with higher credit ratings, and are therefore more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.
The Fund's economic exposure to non-investment grade securities will expose the
Fund to greater risks than if the Fund were to have economic exposure to only higher grade securities.

     The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade debt securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. It is likely that an economic recession or substantial period of rising interest rates could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn or substantial period of rising interest rates

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                                        7

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could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     There are fewer dealers in the market for non-investment grade municipal securities than there are for investment grade municipal obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments.
Under adverse market or economic conditions, the secondary market for non-investment grade municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities held by the Fund may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. The illiquidity of the market may also adversely affect the ability to arrive at a fair value for certain non-investment grade securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Residual Interest Municipal Tender Option Bond Risk. Residual interest municipal tender option bonds are derivative municipal bond securities that have leverage embedded in them and, consequently, involve many of the risks generally associated with leverage. An investment in these securities typically involves greater risks than an investment in a fixed rate municipal bond.

     Distributions on the residual interests will vary inversely in relation to short-term municipal bond interest rates. Distributions on the residual interests paid to the Fund will be reduced or may be eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual interests that the issuer sells. The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interests will be. The value of a residual interest municipal tender option bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest bonds may not be liquid, which increases the volatility of these derivative instruments and the
Fund may not be able to sell them when it desires to do so. [If the Fund invests in highly leveraged residual interest municipal tender option bonds, the Fund may lose money in excess of the amount of the Fund's investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Fund.]

     Residual interest municipal tender option bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. If short-term interest rates rise, the
Fund's investment in residual interest municipal tender option bonds likely will adversely affect the Fund's net asset value per share and income and distributions to shareholders.

     Economic Sector and Geographic Risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies. Issuers of municipal securities as a group are not an industry and the
Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political or regulatory occurrences affecting these projects or geographic areas. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the
Investment Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

     The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the Fund's current intention to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

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     Income Risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

     Interest Rate Risk. Interest rate risk is the risk that municipal securities, and the Fund's net assets, will decline in value because of changes in interest rates. Generally, municipal securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal security holdings. In addition, the value of the longer term bonds in which the
Fund may invest fluctuates more in response to changes in interest rates than does the value of shorter term bonds. The Fund's use of leverage will tend to increase interest rate risk.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares of the Fund and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by the Fund and therefore reduce returns to the holders of common shares.

     Reinvestment Risk. Reinvestment risk is the risk that the Fund's income will decrease if and when the Fund invests the proceeds from matured, traded or prepaid securities at market interest rates that are below the interest rates on those previously held securities. In particular, if interest rates fall, it is possible that issuers of securities with high interest rates will prepay or
"call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the
Fund's income and distributions to shareholders. A decline in the Fund's income and distributions to shareholders could affect the common shares' market price or their overall returns.

     Preferred Share Risk. If the Fund issues Preferred Shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the
Preferred Shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the holders of the common shares of issuing
Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of the Fund's common shares than if the
Fund had not issued Preferred Shares. Because the long-term municipal bonds in which the Fund invests will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and the holders of the Fund's common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Fund cannot assure that the issuance of
Preferred Shares will result in a higher yield or return to the holders of the
Fund's common shares.

     Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of the Fund's common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the
Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the
Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

     General Leverage Risk. The use of leverage by the Fund results in additional risks than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on municipal securities to which the Fund has exposure through the use of leverage are greater than the related dividend or interest rates, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those municipal securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The
Investment Adviser nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders will outweigh the risk of a reduced return. There is

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no assurance that the Fund's leverage strategy will be successful. Leverage involves risks and special considerations that common shareholders should consider, including:

     o    the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage; and

     o    the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in greater decline in the market price of the common shares.

     While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately.
If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct, and determine not to reduce leverage.

     Investments in Other Investment Companies. The Fund may invest up to 10% of its total assets in securities of other investment companies which invest primarily in municipal securities, subject to limitations imposed by the 1940
Act. The Fund may also invest in auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

     Risks of Engaging in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the
Investment Adviser's prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the
Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the
Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. See "The Fund's Investments--Strategic Transactions."

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     Alternative Minimum Tax Risk and Other Tax Considerations. The Fund
expects that a portion of the exempt-interest dividends it distributes will be includable in shareholders' alternative minimum taxable income. Exempt interest dividends also may be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. An investment in common shares of the Fund may not be a suitable investment for investors subject to the U.S. federal alternative minimum tax or who would become subject to such tax by investing in the fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. If this were to occur, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objectives and policies and consider changes in its structure.

     Manager Risk. As with any managed fund, the Fund's Investment Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

     Certain Affiliations. Certain broker-dealers, such as Morgan Stanley & Co.
Incorporated, will be considered to be affiliated persons of the Fund or the
Investment Adviser. Absent an exemption from the Securities and Exchange
Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

     Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United
States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets or on specific municipal issuers and their securities. A municipal issuer directly affected by such an event may face acute increases in expenses, decreases in revenues or other adverse economic effects that could result in a decline in market value of such issuer's securities or default by the issuer in its payment or other obligations under those securities. In addition, below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on prices and volatility of below investment grade securities than on higher rated securities.

     Anti-Takeover Provisions. The Fund's Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. In addition, if the Fund issues Preferred
Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of the Fund's common shares of such opportunities. See
"Principal Risks of the Fund--Anti-Takeover Provisions" and "Anti-Takeover
Provisions in the Declaration of Trust."

LISTING

     The Fund anticipates that its common shares will be listed on the New York
Stock Exchange, subject to official notice of issuance, under the symbol "OMA."

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     Morgan Stanley Trust will serve as the Fund's Dividend Paying Agent,
Transfer Agent and Registrar. See "Dividend Paying Agent, Transfer Agent and
Registrar."

--------------------------------------------------------------------------------

                                       11

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CUSTODIAN

     The Bank of New York will serve as the Fund's Custodian. See "Custodian."

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                                       12

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                            SUMMARY OF FUND EXPENSES

     The expenses in the table below assume the Fund's issuance of Preferred
Shares in an amount equal to 25% of the Fund's total assets (after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to common shares, and, in footnote 4, as a percentage of net assets attributable to common shares assuming no leverage.

                                                                  PERCENTAGE OF
SHAREHOLDER TRANSACTION EXPENSES:                                OFFERING PRICE
                                                                 ---------------
   Sales load paid by you.....................................       4.50%
   Offering expenses borne by the Fund........................      _____(1)(2)
   Dividend reinvestment plan fees............................       None(3)

ANNUAL EXPENSES:

                                                            AS A PERCENTAGE OF
                                                         NET ASSETS ATTRIBUTABLE
                                                             TO COMMON SHARES
                                                           (ASSUMING PREFERRED
                                                          SHARES ARE ISSUED)(4)
                                                         -----------------------
   Advisory fees.....................................                0.65%
   Other expenses(1).................................               _____
                                                                   -------
      TOTAL ANNUAL EXPENSES..........................               _____
                                                                   =======

----------
(1)  The Investment Adviser has agreed to pay all of the Fund's organizational expenses. The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.03 per share of the Fund's common shares (0.20% of the offering price) sold in this offering. The Investment Adviser has agreed to pay such offering costs of the Fund to the extent they exceed
     $0.03 per share of the Fund's common shares (0.20% of the offering price).
     The aggregate offering expenses (other than sales load) to be incurred by the Fund currently are estimated to be $________ (including amounts to be incurred by the Investment Adviser on behalf of the Fund). Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.

(2)  If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than ___% of the total amount of the Preferred Share offering, will be borne immediately by common shareholders and result in the reduction of the net asset value of the common shares. Assuming the issuance of Preferred Shares in an amount equal to 25% of the Fund's total assets (after issuance), those offering costs are estimated to be no more than approximately $______ or $___ per common share (___% of the offering price of the common shares).

(3)  [You will be charged a $___ service charge and a brokerage commission of
     $___ per common share sold if you direct the Plan Agent (as defined under
     "Dividend Reinvestment Plan") to sell your common shares held in a dividend reinvestment account.]

(4)  The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to common shares but, unlike the table above, assumes that no
     Preferred Shares are issued or outstanding, This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                             PERCENTAGES OF NET ASSETS
                                              ATTRIBUTABLE TO COMMON
                                                SHARES (ASSUMING NO
                                               PREFERRED SHARES ARE
ANNUAL EXPENSES                               ISSUED OR OUTSTANDING)
                                             -------------------------
   Advisory Fees..........................              0.65%
   Other Expenses.........................              ____%
   Total Annual Fund Operating Expenses...              ____%(1)

     The purpose of the table above and the example below is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table above are based on estimated amounts through the end of the Fund's first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately ________ common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE

     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $__ and the estimated

--------------------------------------------------------------------------------

                                       13

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Preferred Share offering costs assuming Preferred Shares are issued representing
25% of the Fund's total assets (after issuance) of $__) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of
___% of net assets attributable to common shares and (2) a 5% annual return(1):

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 -------   -------   -------   --------
   Total expenses incurred....    _____     _____     _____     ______

----------
(1)  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR
     RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED FOR
     PURPOSES OF THE EXAMPLE. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the Example. The
     Example assumes that the estimated "Other Expenses" set forth in the Annual
     Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.

--------------------------------------------------------------------------------

                                       14

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of The Commonwealth of Massachusetts on February 10, 2006, pursuant to a Declaration of Trust. The Fund has no operating history. The Fund's principal office is located at 1221 Avenue of the Americas, New York, New York 10020, and
its telephone number is (800) 869-6397.

                                 USE OF PROCEEDS

     The net proceeds of this offering of common shares will be approximately
$_____ ($_____ if the Underwriters exercise their over-allotment option in full)
after payment of the estimated offering costs. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. The Investment Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceeds $0.03 per share of the Fund's common shares (0.20% of the offering price). The Investment
Adviser has also agreed to pay all of the Fund's organizational expenses. We currently anticipate that the Fund will be able to invest primarily in municipal securities that meet the Fund's investment objectives and policies within approximately ___ months after the completion of this offering. [Pending such investment, it is anticipated that the proceeds will be invested in
_________.]

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to provide a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets (as defined below) in debt securities and other obligations issued by or on behalf of states, territories, agencies and instrumentalities and possessions of the United States and the District of Columbia (collectively,
"municipal securities"), the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from regular federal income tax (which, for purposes of this prospectus, does not include federal alternative minimum tax, unless otherwise specified).
The Investment Adviser will not conduct its own analysis of the tax status of the interest or income paid by any municipal securities held by the Fund.
"Managed assets" means the total assets of the Fund, which includes any proceeds from the issuance by the Fund of Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). There can be no assurance that the
Fund's investment objectives will be achieved. The Fund's investment objectives are fundamental policies of the Fund and cannot be changed without the approval of the holders of a majority of the outstanding common shares and, if Preferred
Shares are issued, the Preferred Shares voting together as a single class and the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See "--Investment Policies and Strategy."

INVESTMENT POLICIES AND STRATEGY

     The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below investment grade municipal securities. The Fund is not limited in the portion of its portfolio of municipal securities that may be rated below investment grade at the time of acquisition, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund intends to invest a substantial portion of its assets in securities rated below investment grade and will seek to identify undervalued, distressed and semi-distressed securities as a portion of its below investment grade holdings. The Fund may also invest up to 25% of its total assets in residual interest municipal tender option bonds, which are derivative instruments with exposure to municipal securities. The Fund treats its investments in residual interest municipal tender option bonds as investments in municipal securities. Distributions of interest income from the
Fund's portfolio of municipal securities will generally be exempt from regular federal income tax. Distributions from other sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. The Fund is not limited in the portion of its assets that may be invested in municipal securities, the interest income on which is a preference item for purposes of the alternative minimum tax.

                                       15

     In making decisions with respect to specific municipal securities for the
Fund's portfolio, the Investment Adviser will employ a disciplined research-driven approach. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser will utilize proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level, and in-depth credit research in selecting a portfolio designed to achieve the Fund's investment objectives. The Investment Adviser will select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, and sector and issuer diversification. The Investment Adviser will attempt to identify municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness. The Investment Adviser will seek to actively manage the Fund's exposure to residual interest municipal tender option bonds in response to changes in the Investment Adviser's economic and interest rate outlook.

     The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than for other issuers. In its analysis, the Investment Adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the Investment Adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations reflect only the safety of principal and interest payments but do not reflect market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the
Fund to dispose of a security. The Investment Adviser will continuously monitor the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objectives may be more dependent upon the credit analysis of the
Investment Adviser than is the case of a fund investing in higher-grade securities.

PORTFOLIO COMPOSITION

     Municipal Securities. The Fund will invest primarily in municipal securities and derivative instruments with exposure to municipal securities.
Municipal securities are obligations issued by or on behalf of states, territories, agencies and instrumentalities and possessions of the United States and the District of Columbia, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from regular federal income tax.

     The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

     The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Standard & Poor's, Moody's and other credit rating agencies represent the opinions of such agencies of the quality of the municipal securities rated. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

     The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" or
"special delegation" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.
Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. The municipal securities in which the Fund invests may have fixed or variable payments of principal and

                                       16

different types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind and auction rate features.

     Municipal Bonds. Municipal bonds are longer term municipal securities, which generally mature in more than one year.

     Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs in anticipation of an issuer's receipt of other revenues or financing and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes.

     Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     Municipal Leases, Certificates of Participation and "Moral Obligation"
Securities. The municipal securities in which the Fund may invest include municipal leases, certificates of participation and "moral obligation" bonds.
Municipal leases and certificates of participation are obligations issued by a state or local government to acquire equipment or facilities. Certificates of participation may represent participations in a lease, an installment purchase contract or a conditional sales contract. Moral obligation bonds are supported by a moral commitment of the municipality, but that credit support is not a legal obligation of the federal government or any state or local government.
Certain municipal lease obligations may include "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

     Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund's distributions of its interest income from private activity bonds may subject certain investors to (or result in increased liability under) the federal alternative minimum tax applicable to individuals.

     Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

     Residual Interest Municipal Tender Option Bonds. The Fund may invest up to
25% of its total assets in residual interest municipal tender option bonds, which are derivative interests in municipal securities. The residual interest municipal tender option bonds in which the Fund may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular federal income tax. The Investment Adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Fund. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit qualities, coupons, call provisions and maturities. The Fund intends to invest in residual interests for the purpose of increasing the Fund's economic leverage as a more flexible alternative to the issuance of Preferred Shares.

                                       17

     Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds purchased from the Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and residual interests, which the Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the municipal bonds. The Fund would then be paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the municipal bonds to the special purpose trust, it would then receive the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional municipal bonds or other investments permitted by the Fund's investment policies.

     If the Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal bonds owned by the special purpose trust.
In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust would be passed through to the Fund, as the holder of the residual interests.
The Fund will recognize taxable capital gains (or losses) upon any sale of municipal bonds to the special purpose trust. Although residual interest municipal tender option bonds are derivative securities with exposure to municipal securities with economic leverage embedded in them, they will not constitute senior securities of the Fund (and will not be subject to the Fund's limitations on borrowings).

     [The Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50% of the principal amount of the municipal bonds owned by the special purpose trust. If the Fund invests in highly leveraged residual interest municipal tender option bonds, the Fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest municipal tender option bonds.

     The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the special purpose trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the municipal bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the municipal bonds owned by the special purpose trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy.
The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the special purpose trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the municipal bonds.

     If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds owned by the special purpose trust or to cause the special purpose trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the special purpose trust, pursuant to which the
Fund is required to repurchase the municipal bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests--most likely due to an adverse change in interest rates)
but not others (such as a default of the municipal bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related special purpose trust exceeds the market value of the municipal bonds owned by the special purpose trust.]

                                       18

     Although regular residual interest municipal tender option bonds are derivative securities with economic leverage embedded in them, they will not constitute senior securities of the Fund (and will not be subject to the Fund's limitations on borrowings), because the Fund has no ongoing obligations to any party in connection with its ownership of such interests. [With respect to highly leveraged residual interest municipal tender option bonds, if the Fund establishes and maintains a segregated account to cover any potential obligation to the liquidity provider, the Fund's obligation to the liquidity provider pursuant to the agreement will not be considered a borrowing by the Fund;
however, under circumstances in which the Fund does not establish and maintain such a segregated account, such obligation will be considered a borrowing for the purpose of the Fund's limitation on borrowings.]

     Auction Rate Securities. The Fund may invest in auction rate securities, including auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end investment companies are subject to the limitations on investments in other investment companies prescribed by the 1940 Act.

     Standby Commitments. In order to enhance the liquidity of municipal securities held by the Fund, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

     Insured Municipal Securities. Insured municipal securities are securities for which scheduled payments of interest and principal are guaranteed by a private insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a higher credit rating for the issued security than if the insurance had not been purchased. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor.

     Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the
Fund will not receive all of the income on a current basis or in cash. Thus, the
Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Other Registered Investment Companies. The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal securities. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of this offering of its common shares or the sale of a portion of its municipal bonds, during periods when there is a shortage of attractive, high-yielding municipal

                                       19

securities available in the market or when the Investment Adviser determines that the securities are undervalued and represent attractive investments. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the
Fund's advisory and other fees and expenses with respect to assets so invested.
Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund. The Fund treats its investments in such open- or closed-end investment companies as investments in municipal securities.

     Illiquid Securities. The Fund may invest up to 25% of its total assets in illiquid securities, which are securities that the Fund cannot dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. The Investment Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use Strategic Transactions to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. Although the Investment Adviser seeks to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company. The use of
Strategic Transactions involves risks. See "Principal Risks of the Fund--Risks."

     Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "--Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making

                                       20

delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an
OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii)
trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the
OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Accordingly, the Investment Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S.
government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard &
Poor's or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the
Securities and Exchange Commission currently takes the position that, in general, OTC options on securities (other than U.S. government securities)
purchased by the Fund, and portfolio securities "covering" the amount of the
Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call options on securities, including U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option

                                       21

sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

     The Fund may purchase and sell put options on securities including U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     Futures Contracts. The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount).
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity
Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position.
Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best

                                       22

interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions.
Although combined transactions are normally entered into based on the Investment
Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Swaps, Caps, Floors and Collars. The Fund may enter into interest rate and index swaps and the purchase or sale of related caps, floors and collars. The
Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its Fund. In a credit default swap contract, the seller is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty (the purchaser of credit protection) in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the
Investment Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent equity rating from another credit rating agency or is determined to be of equivalent credit quality by the Investment Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions,
in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered"
through ownership of the underlying security, financial instrument or currency.
In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price.

                                       23

     OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the
Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

OTHER INVESTMENTS

     Structured Securities. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     Repurchase Agreements. The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in

                                       24

repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the
Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c)
expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Investment
Adviser may aggregate the cash that certain funds advised or subadvised by the
Investment Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Investment Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

     When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

     Temporary Investments. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities.
If such high-quality, short-term municipal securities are not available or, in the judgment of the Investment Adviser, do not afford sufficient protection against adverse market conditions, the Fund may invest in taxable securities.
Such taxable securities may include securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities, other investment grade quality debt securities, prime commercial paper, certificates of deposit, bankers'
acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objectives.

                                    LEVERAGE

     The Fund intends to use leverage through the issuance of Preferred Shares initially representing approximately 25% of the Fund's total assets after their issuance. If the Fund issues Preferred Shares, costs of that offering (including the sales load paid to the underwriters for the offering of the Preferred
Shares) will be

                                       25

borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. The Fund also expects to invest in residual interest municipal tender options bonds, which are derivative instruments with exposure to municipal securities with leverage embedded in them. Through leveraging, the Fund will seek to obtain a higher return for holders of the Fund's common shares then if the Fund did not use leverage.
Leverage is a speculative technique and there are special risks and costs associated with leveraging. See "Principal Risks of the Fund--Preferred Share
Risk" and "Principal Risks of the Fund--General Leverage Risk." The Fund may
also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities and to finance the repurchase of Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it is employed.

PREFERRED SHARES

     Any offering of Preferred Shares is subject to market conditions and the
Fund's receipt of a top credit rating on the Preferred Shares from two or more
NRSROs (most likely a combination of Moody's, Standard & Poor's and/or Fitch).
The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's, Standard & Poor's or Fitch, as applicable. See "Appendix A--Ratings of Investments."

     The Fund may offer Preferred Shares representing up to 25% of the Fund's total assets immediately after the issuance of the Preferred Shares. The size, timing and other terms of any offering of Preferred Shares and the terms of the
Preferred Shares would be determined by the Fund's Board of Trustees. [The Fund anticipates issuing Preferred Shares approximately one to three months after completion of this offering of the Fund's common shares.] The Fund expects to invest the proceeds of the Preferred Shares offering in other investments permitted by the Fund's investment policies. The Preferred Shares would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for
Preferred Share dividends could be as short as one day or as long as a year or more. The issuance of Preferred Shares would leverage the common shares and the
Preferred Shares would have a senior claim on the distribution of the Fund's assets over the common shares. So long as the Fund's portfolio investments provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the issuance of Preferred Shares would cause you to receive a higher current rate of income than if the Fund were not leveraged.

     Changes in the value of the Fund's investment portfolio, including investments bought with the proceeds of the Preferred Shares offering, would be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage would decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Fund were not leveraged. See "Principal Risks of the Fund--Preferred Share Risk" and "Principal Risks of the Fund--General
Leverage Risk."

     For tax purposes, the Fund is currently required to designate distributions made to each class in any year as consisting of no more than such class'
proportionate share of particular types of income, including tax-exempt interest, net capital gain, and other income subject to federal income tax. A class' proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with each such class' proportionate share of such income. The Fund will designate dividends qualifying as exempt-interest dividends, capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and
Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares
(i.e., the liquidation value of the outstanding Preferred Shares may not exceed
50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's total assets is at least
200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any
Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are

                                       26

expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. These asset coverage maintenance provisions generally will be required by Moody's, Standard & Poor's and Fitch, and generally will be more restrictive than the limitations imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In order to meet redemption requirements applicable to
Preferred Shares, the Fund may have to liquidate portfolio investments. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Code.

     If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares voting separately as a class.
The remaining Trustees will be elected by holders of common shares and Preferred
Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

EFFECTS OF ISSUANCE OF PREFERRED SHARES

     Assuming (i) that the proceeds from the issuance of Preferred Shares in the aggregate approximately 25% of the Fund's total assets after such issuance, and
(ii) the Fund will pay dividends at an annual average rate of ___%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Preferred Shares) must exceed approximately
__% to cover the dividend payments and other expenses specifically related to the Preferred Shares. These numbers are merely estimates used for illustration.
Actual Preferred Share dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of an issuance of Preferred Shares on common share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be.
The table further reflects the issuance of Preferred Shares representing approximately 25% of the Fund's total assets after such issuance. For a further discussion of the risks of issuing Preferred Shares, see "Principal Risks of the
Fund--Preferred Share Risk" and "Principal Risks of the Fund--General Leverage
Risk." The table does not reflect any offering costs of common shares.

Assumed portfolio total return...   (10.00)%  (5.00)%   0.00%   5.00%  10.00%
Common share total return........   (_____)%  (____)%  (____)%  ____%  _____%

     Common share total return is composed of two elements--the common share dividends paid by the Fund (the amount of which is largely determined by the
Fund's net investment income after paying the dividends on Preferred Shares) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the
Fund's common shares, the value of which will be determined by market and other factors. While the table above does not reflect the effects of leverage resulting from the Fund's investments in residual interest municipal tender option bonds, such investments may cause the returns on the Fund's common shares to be more volatile than if leverage had not been utilized. See "Principal Risks of the Fund--Residual Interest Municipal Tender Option Bond Risk."

     If Preferred Shares are issued, the amount of the fees paid to the
Investment Adviser for investment advisory services will be higher than if the
Fund did not issue Preferred Shares because the fees paid will be calculated based on the Fund's managed assets which may create a conflict of interest between the Investment Adviser and the common shareholders. The Fund's common shareholders will bear the cost of the Fund's fees and expenses.

     Unless and until the Fund issues Preferred Shares, this section will not be applicable.

                                       27

RESIDUAL INTEREST MUNICIPAL TENDER OPTION BONDS

     The Fund also may use economic leverage through its investments in residual interest municipal tender option bonds, which are derivative interests in municipal securities that have economic leverage embedded in them. See "The
Fund's Investments--Residual Interest Municipal Tender Option Bonds." If the
income and gains earned on municipal bonds to which the Fund is exposed through ownership of a residual interest municipal tender option bond are greater than the payments due on the short-term floating rate instruments issued by the related special purpose trust, the Fund's returns will be greater than if it had not invested in the residual interest municipal tender option bond. The higher returns may be used to pay higher dividends to holders of common shares.
However, the Fund cannot assure you that the use of economic leverage will result in a higher return on its common shares. The use of economic leverage through investment in residual interest municipal tender option bonds involves risks. For example, when economic leverage is employed, the net asset value and market price of the Fund's common shares will be more volatile. [In addition, if the Fund invests in highly leveraged residual interest municipal tender option bonds, the Fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Fund.] See "The Fund's Investments--Residual Interest
Municipal Tender Option Bonds," "Principal Risks of the Fund--Residual Tender
Option Bond Risk" and "Principal Risks of the Fund--General Leverage Risk."

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will employ an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 33(1)/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the
Fund's investment objectives so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.
However, loans will be made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

                           PRINCIPAL RISKS OF THE FUND

     You should carefully consider the risks and other information contained in this prospectus before you decide to participate in the offering. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

                                       28

NO OPERATING HISTORY

     The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

NET ASSET VALUE DISCOUNT

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of similar closed-end funds have traded at a discount for extended periods. The
Fund's net asset value will be reduced immediately following the offering by the sales load and the amount of offering costs paid by the Fund. See "Use of
Proceeds." As a result, the risk that common shares of the Fund trade at a discount from their net asset value may be greater for investors expecting to sell their shares in a relatively short period after completion of this offering. Accordingly, the common shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
See "Description of Shares--Common Shares."

NON-DIVERSIFICATION

     The Fund is classified as a "non-diversified" investment company under the
1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

INVESTMENT RISK

     You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance
Corporation or any other governmental agency.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

MARKET RISK

     Market risk is the possibility that the market values of securities owned by the Fund will decline resulting in a decline of the net asset value of the
Fund. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. The prices of fixed income debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. The Fund's Investment Adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. The Fund may also invest in lower-grade securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities. Volatility may be greater during periods of general economic uncertainty. In addition, the Fund's use of leverage will tend to increase the volatility of the price of the common shares.

                                       29

MUNICIPAL SECURITIES RISK

     Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may fluctuate adversely compared to the yield of the overall debt securities markets. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per common share. In addition, the amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would be an equity fund or taxable bond fund. Further, the secondary market for municipal securities, particularly below investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

     The Fund's investment in municipal securities will also expose the Fund to credit risk, which refers to an issuer's ability to make timely payments of interest and principal. The ability of a municipal issuer to repay obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the
Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. To enforce its rights with respect to a defaulted security, the Fund may also take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the
Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. Securities rated below investment grade involve greater risks compared to higher-grade securities.

     The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.

     Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. Adverse changes in the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

                                       30

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

     The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds.
Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation"
clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.
In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contacts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities.
See "The Fund's Investments--Portfolio Composition--Illiquid Securities."

NON-INVESTMENT GRADE SECURITIES RISK

     The Fund intends to invest a substantial portion of its assets in municipal securities that are, at the time of acquisition, rated below investment grade
(commonly referred to as "junk bonds" or "non-investment grade securities"), that is, rated Ba or below by Moody's or BB or below by Standard & Poor's and
Fitch, and unrated securities determined by the Investment Adviser to be of comparable credit quality. Investment in municipal securities of below investment grade quality involves substantial risk of loss. Non-investment grade securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are subject to a greater risk of default than higher grade securities. The value of non-investment grade securities is affected by the creditworthiness of the issuer of the securities and by general economic and specific industry conditions. Issuers of non-investment grade securities are not as strong financially as those with higher credit ratings, and are therefore more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.
The Fund's economic exposure to non-investment grade securities will expose the
Fund to greater risks than if the Fund were to have economic exposure to only higher grade securities.

     The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade debt securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. It is likely that an economic recession or substantial period of rising interest rates could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn or substantial period of rising interest rates could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     There are fewer dealers in the market for non-investment grade municipal securities than there are for investment grade municipal obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments.
Under adverse

                                       31

market or economic conditions, the secondary market for non-investment grade municipal securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. The illiquidity of the market may also adversely affect the ability to arrive at a fair value for certain non-investment grade securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

RESIDUAL INTEREST MUNICIPAL TENDER OPTION BOND RISK

     Residual interest municipal tender option bonds are derivative municipal bond securities that have embedded in them and, consequently, involve many of the risks associated with leverage. An investment in these securities typically involves greater risks than an investment in a fixed rate municipal bond.

     Distributions on the residual interests will vary inversely in relation to short-term municipal bond interest rates. Distributions on the residual interests paid to the Fund will be reduced or may be eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of short-term floating rate interests sold by the issuer of these securities relative to the amount of residual interests that the issuer sells. The greater the amount of short-term floating rate interests sold relative to the residual interests, the more volatile the distributions on the residual interests will be. The value of a residual interest municipal tender option bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest bonds may not be liquid, which increases the volatility of these derivative instruments and means that the Fund may not be able to sell them when it desires to do so. [If the
Fund invests in highly leveraged residual interest municipal tender option bonds, the Fund may lose money in excess of the amount of the Fund's investment, up to an amount equal to the value of the municipal bonds underlying the residual interest owned by the Fund.]

     Residual interest municipal tender option bonds generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. If short-term interest rates rise, the
Fund's investment in residual interest municipal tender option bonds likely will adversely affect the Fund's net asset value per share and income and distributions to shareholders.

ECONOMIC SECTOR AND GEOGRAPHIC RISK

     The Fund generally considers investments in municipal securities not to be subject to industry concentration policies. Issuers of municipal securities as a group are not an industry and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political or regulatory occurrences affecting these projects or geographic areas. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Investment Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

     The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the Fund's current intention to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

                                       32

INCOME RISK

     The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

INTEREST RATE RISK

     Interest rate risk is the risk that municipal securities, and the Fund's net assets, will decline in value because of changes in interest rates.
Generally, municipal securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal security holdings. In addition, the value of the longer term bonds in which the Fund may invest fluctuates more in response to changes in interest rates than does the value of shorter term bonds. The Fund's use of leverage will tend to increase interest rate risk.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares of the Fund and distributions on those shares can decline. In addition, during any periods of rising inflation, short-term rates would likely increase, which would tend to further reduce returns on any residual interest municipal tender option bonds owned by the Fund and therefore reduce returns to the holders of common shares.

REINVESTMENT RISK

     Reinvestment risk is the risk that the Fund's income will decrease if and when the Fund invests the Fund's proceeds from matured, traded or prepaid securities at market interest rates that are below the interest rates on those previously held securities. In particular, if interest rates fall, it is possible that issuers of securities with high interest rates will prepay or
"call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the
Fund's income and distributions to shareholders. A decline in the Fund's income and distributions to shareholders could affect the common shares' market price or their overall returns.

PREFERRED SHARE RISK

     Preferred Share risk is the risk associated with the issuance of the
Preferred Shares to leverage the common shares. If Preferred Shares are issued, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the
Fund's portfolio of investments, the benefit to the holders of the common shares of issuing Preferred Shares would be reduced. If the dividend rate on the
Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued Preferred Shares. Because the long-term municipal bonds in which the Fund invests will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and the holders of common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund's common shares.

     Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares.

                                       33

     The Fund might be in danger of failing to maintain the required asset coverage for the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the
Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the
Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.

GENERAL LEVERAGE RISK

     The use of leverage by the Fund results in additional risks than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on municipal securities to which the Fund has exposure through the use of leverage are greater than the related dividend or interest rates, the Fund's returns will be greater than if leverage had not been used.
Conversely, if the income and gains from those municipal securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Adviser nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's common shareholders will outweigh the risk of a reduced return. There is no assurance that the Fund's leverage strategy will be successful. Leverage involves risks and special considerations that common shareholders should consider, including:

          o    the likelihood of greater volatility of net asset value, market price and dividend rate of the shares than a comparable portfolio without leverage; and

          o    the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in greater decline in the market price of the common shares.

     While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately.
If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct, and determine not to reduce leverage.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in securities of other investment companies which invest primarily in municipal securities, subject to limitations imposed by the 1940 Act. The Fund may also invest in auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies' portfolio securities or net asset values. The
Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

RISKS OF ENGAGING IN STRATEGIC TRANSACTIONS

     Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative

                                       34

instrument and, to the extent the Investment Adviser's prediction as to certain market movements is incorrect, the risk that the use of such Strategic
Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures contracts transactions entails certain other risks.
In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the
Fund creates the possibility that losses on the risk management or hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options on futures contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. See "The Fund's Investments--Strategic Transactions."

ALTERNATIVE MINIMUM TAX RISK AND OTHER TAX CONSIDERATIONS

     The Fund expects that a portion of the exempt-interest dividends it distributes will be includable in shareholders' alternative minimum taxable income. Exempt interest dividends also may be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. An investment in common shares of the Fund may not be a suitable investment for investors subject to the U.S. federal alternative minimum tax or who would become subject to such tax by investing in the fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. If this were to occur, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objectives and policies and consider changes in its structure. See "Tax Matters."

MANAGER RISK

     As with any managed fund, the Fund's Investment Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

CERTAIN AFFILIATIONS

     Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Investment Adviser.
Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

MARKET DISRUPTION AND GEOPOLITICAL RISK

     The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets or on specific municipal issuers and their securities. A municipal issuer directly affected by such

                                       35

an event may face acute increases in expenses, decreases in revenues or other adverse economic effects that could result in a decline in market value of such issuer's securities or default by the issuer in its payment or other obligations under those securities. In addition, below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on prices and volatility of below investment grade securities than on higher rated securities.

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. In addition, if the Fund issues Preferred Shares, the holders of the
Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally.

                             INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to the issuance of any Preferred Shares, may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares
(which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of Preferred Shares, the following investment restrictions may not be changed without the approval of a majority of the outstanding common shares and of Preferred Shares, voting together as a class, and the approval of a majority of the outstanding Preferred
Shares, voting separately as a class. For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

     1. Invest more than 25% of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry;
provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers; and provided further that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities backed by the credit of a governmental entity are not considered to represent industries.

     2. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may engage in Strategic Transactions and may purchase and sell securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

     3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33(1)/3%
of the Fund's managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

     4. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

     5. Issue senior securities (as defined in the 1940 Act) or borrow money, other than (i) Preferred Shares, which immediately after issuance will have an asset coverage of at least 200%; (ii) indebtedness, which immediately after

                                       36

issuance will have asset coverage of at least 300%; (iii) borrowing permitted by the 1940 Act and the rules thereunder and interpretations thereof; or (iv)
pursuant to a Securities and Exchange Commission exemptive order.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     For purposes of applying the limitation set forth in subparagraph (1)
above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, securities backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Therefore, the 25% limitation would apply to such securities. It is nonetheless possible that the Fund may invest more than
25% of its total assets in a broader economic sector of the market for municipal securities, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Fund reserves the right to invest more than 25% of its total assets in industrial development bonds and private activity securities.

     For the purpose of applying the limitation set forth in subparagraph (1)
above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank provided that the guaranty will not be considered a separate security if the value of all securities guaranteed by such guarantor and owned by the Fund does not exceed 10% of the Fund's total assets.
When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal securities insured by any given insurer.

     As a matter of operating policy, which may be changed by the Fund's Board of Trustees without shareholder vote:

     1. The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

     2. The Fund will not make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

     3. The Fund will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

     4. The Fund will not purchase securities of companies for the purpose of exercising control.

     Unlike fundamental policies, operating policies of the Fund may be changed by the Trustees of the Fund, without a vote of the Fund's shareholders, if the
Trustees determine such action is warranted. The Fund will notify its shareholders of any change in any of the operating policies set forth above.
Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

                                       37

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES OF THE FUND

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

TRUSTEE AND OFFICERS OF THE FUND

     The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

     The Board of the Fund currently consists of nine Trustees. Certain of these individuals also serve as directors or trustees for other funds advised by the
Investment Adviser (the "Retail Funds") and certain of the Funds advised by the
Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the
"Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. Two Trustees (the "Management Trustees") are affiliated with the
Investment Adviser.

     The Independent Trustees of the Fund, the age, address, term of office and length of time served, and principal business occupations during the past five years of each Trustee, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                       NUMBER OF
                                              TERM OF                                 PORTFOLIOS
                                  POSITION  OFFICE AND                                  IN FUND        OTHER
                                    HELD     LENGTH OF                                  COMPLEX    DIRECTORSHIPS
                                    WITH       TIME     PRINCIPAL OCCUPATIONS DURING   OVERSEEN       HELD BY
NAME, ADDRESS, AND AGE              FUND     SERVED**          PAST FIVE YEARS        BY TRUSTEE      TRUSTEE
--------------------------------  --------  ----------  ----------------------------  ----------  --------------

INDEPENDENT TRUSTEES

Michael Bozic...................   Trustee  Since 2006  Private investor; Director        197     Director of
c/o Kramer Levin Naftalis &                             or Trustee of the Retail                  various
Frankel LLP                                             Funds (since April 1994) and              business
Counsel to the Independent                              the Institutional Funds                   organizations.
Trustees                                                (since July 2003); formerly
1177 Avenue of the Americas                             Vice Chairman of Kmart
New York, NY 10036                                      Corporation (December
(64)                                                    1998-October 2000), Chairman
                                                        and Chief Executive Officer
                                                        of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

                                         38

                                                                                       NUMBER OF
                                              TERM OF                                 PORTFOLIOS
                                  POSITION  OFFICE AND                                  IN FUND        OTHER
                                    HELD     LENGTH OF                                  COMPLEX    DIRECTORSHIPS
                                    WITH       TIME     PRINCIPAL OCCUPATIONS DURING   OVERSEEN       HELD BY
NAME, ADDRESS, AND AGE              FUND     SERVED**          PAST FIVE YEARS        BY TRUSTEE      TRUSTEE
--------------------------------  --------  ----------  ----------------------------  ----------  --------------

INDEPENDENT TRUSTEES

Edwin J. Garn ..................  Trustee   Since 2006  Consultant; Director or           197     Director of
1031 N. Chartwell Court                                 Trustee of the Retail Funds               Franklin
Salt Lake City, UT 84103                                (since January 1993) and the              Covey (time
(73)                                                    Institutional Funds (since                management
                                                        July 2003); member of the                 systems),
                                                        Utah Regional Advisory Board              BMW Bank of
                                                        of Pacific Corp. (utility                 North
                                                        company); formerly Managing               America, Inc.
                                                        Director of Summit Ventures               (industrial
                                                        LLC (lobbying and consulting              loan
                                                        firm) (2000-2004); United                 corporation),
                                                        States Senator (R-Utah)                   Escrow Bank
                                                        (1974-1992) and Chairman,                 USA
                                                        Senate Banking Committee                  (industrial
                                                        (1980-1986), Mayor of Salt                loan
                                                        Lake City, Utah (1971-1974),              corporation);
                                                        Astronaut, Space Shuttle                  United Space
                                                        Discovery (April 12-19,                   Alliance
                                                        1985), and Vice Chairman,                 (joint
                                                        Huntsman Corporation                      venture
                                                        (chemical company).                       between
                                                                                                  Lockheed
                                                                                                  Martin and
                                                                                                  the Boeing
                                                                                                  Company) and
                                                                                                  Nuskin Asia
                                                                                                  Pacific
                                                                                                  (multilevel
                                                                                                  marketing);
                                                                                                  member
                                                                                                  of the board
                                                                                                  of various
                                                                                                  civic and
                                                                                                  charitable
                                                                                                  organizations.

Wayne E. Hedien ................  Trustee   Since 2006  Retired; Director or Trustee      197     Director of
c/o Kramer Levin Naftalis &                             of the Retail Funds (since                The PMI
Frankel LLP                                             September 1997) and the                   Group Inc.
Counsel to the Independent                              Institutional Funds (since                (private
Trustees                                                July 2003); formerly                      mortgage
1177 Avenue of the Americas                             associated with the Allstate              insurance);
New York, NY 10036                                      Companies (1966-1994), most               Trustee and
(71)                                                    recently as Chairman of The               Vice
                                                        Allstate Corporation (March               Chairman of
                                                        1993-December 1994) and                   The Field
                                                        Chairman and Chief Executive              Museum of
                                                        Officer of its wholly-owned               Natural
                                                        subsidiary, Allstate                      History;
                                                        Insurance Company (July                   director of
                                                        1989-December 1994).                      various
                                                                                                  other
                                                                                                  business and
                                                                                                  charitable
                                                                                                  organizations.

Dr. Manuel H. Johnson...........  Trustee   Since 2006  Senior Partner, Johnson           197     Director of
c/o Johnson Smick Group, Inc.                           Smick International, Inc., a              NVR, Inc.
888 16th Street, N.W.                                   consulting firm; Chairman of              (home
Suite 740                                               the Audit Committee and                   construction);
Washington, D.C. 20006                                  Director or Trustee of the                Director of
(56)                                                    Retail Funds (since July                  KFX Energy;
                                                        1991) and the Institutional               Director of
                                                        Funds (since July 2003);                  RBS
                                                        Co-Chairman and a founder of              Greenwich
                                                        the Group of Seven Council                Capital
                                                        (G7C), an international                   Holdings
                                                        economic commission;                      (financial
                                                        formerly Vice Chairman of                 holding
                                                        the Board of Governors of                 company).
                                                        the Federal Reserve System
                                                        and Assistant Secretary of
                                                        the U.S. Treasury.

                                         39

                                                                                       NUMBER OF
                                              TERM OF                                 PORTFOLIOS
                                  POSITION  OFFICE AND                                  IN FUND        OTHER
                                    HELD     LENGTH OF                                  COMPLEX    DIRECTORSHIPS
                                    WITH       TIME     PRINCIPAL OCCUPATIONS DURING   OVERSEEN       HELD BY
NAME, ADDRESS, AND AGE              FUND     SERVED**          PAST FIVE YEARS        BY TRUSTEE      TRUSTEE
--------------------------------  --------  ----------  ----------------------------  ----------  --------------

INDEPENDENT TRUSTEES

Joseph J. Kearns................  Trustee   Since 2006  President, Kearns &               198     Director of
c/o Kearns & Associates LLC                             Associates LLC (investment                Electro Rent
PMB 754                                                 consulting); Deputy Chairman              Corporation
23852 Pacific Coast Highway                             of the Audit Committee and                (equipment
Malibu, California 90265                                Director or Trustee of the                leasing), The
(63)                                                    Retail Funds (since July                  Ford Family
                                                        2003) and the Institutional               Foundation and
                                                        Funds (since August 1994);                the UCLA
                                                        previously Chairman of the                Foundation.
                                                        Audit Committee of the
                                                        Institutional Funds (October
                                                        2001-July 2003); formerly
                                                        Chief Financial Officer of
                                                        The J. Paul Getty Trust.

Michael E. Nugent ..............  Trustee   Since 2006  General Partner of Triumph        197     None.
c/o Triumph Capital, L.P.                               Capital, L.P., a private
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
(69)                                                    Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid.....................  Trustee   Since 2006  Chairman of Lumelite              198     Trustee and
c/o Lumelite Plastics                                   Plastics Corporation;                     Director of
Corporation                                             Chairman of the Governance                certain
85 Charles Colman Boulevard                             Committee and Director or                 investment
Pawling, New York 12564                                 Trustee of the Retail Funds               companies
(73)                                                    (since July 2003) and the                 in the
                                                        Institutional Funds (since                JPMorgan Funds
                                                        June 1992).                               complex
                                                                                                  managed by
                                                                                                  J.P. Morgan
                                                                                                  Investment
                                                                                                  Management
                                                                                                  Inc.

**   Each Trustee serves until the next election of Trustees.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex overseen by the Management Trustees (as of December 31, 2005) and the
other directorships, if any, held by the Trustees, are shown below.

                                                                                       NUMBER OF
                                             TERM OF                                   PORTFOLIOS
                                           OFFICE AND                                   IN FUND        OTHER
                              POSITION(S)   LENGTH OF                                   COMPLEX    DIRECTORSHIPS
                               HELD WITH      TIME        PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
NAME, ADDRESS, AND AGE            FUND      SERVED**       DURING PAST FIVE YEARS       TRUSTEE       TRUSTEE
----------------------------  -----------  ----------  -----------------------------  -----------  -------------

MANAGEMENT TRUSTEES

Charles A. Fiumefreddo        Trustee      Since 2006  Chairman and Director or           197      None.
c/o Morgan Stanley Trust                               Trustee of the Retail Funds
Harborside Financial Center,                           (since July 1991) and the
Plaza Two,                                             Institutional Funds (since
Jersey City, NJ 07311                                  July 2003); formerly Chief
(72)                                                   Executive Officer of the
                                                       Retail Funds (until September
                                                       2002).

                                         40

                                                 TERM OF                                   NUMBER OF
                                                 OFFICE                                    PORTFOLIOS
                                                   AND                                      IN FUND        OTHER
                                  POSITION(S)   LENGTH OF                                   COMPLEX    DIRECTORSHIPS
                                   HELD WITH      TIME         PRINCIPAL OCCUPATION(S)    OVERSEEN BY     HELD BY
NAME, ADDRESS, AND AGE                FUND      SERVED**       DURING PAST FIVE YEARS       TRUSTEE       TRUSTEE
--------------------------------  -----------  ----------  -----------------------------  -----------  -------------

MANAGEMENT TRUSTEES

James F. Higgins                  Trustee      Since 2006  Director or Trustee of the         197      Director of
c/o Morgan Stanley Trust                                   Retail Funds (since June                    AXA
Harborside Financial Center                                2000) and the Institutional                 Financial,
Plaza Two                                                  Funds (since July 2003);                    Inc. and The
Jersey City, NJ 07311                                      Senior Advisor of Morgan                    Equitable
(57)                                                       Stanley (since August 2000);                Life
                                                           Director of Morgan Stanley                  Assurance
                                                           Distributors Inc. and Dean                  Society of
                                                           Witter Realty Inc.; previously              the United
                                                           President and Chief Operating               States
                                                           Officer of the Private Client               (financial
                                                           Group of Morgan Stanley (May                services).
                                                           1999-August 2000), and
                                                           President and Chief Operating
                                                           Officer of Individual
                                                           Securities of Morgan Stanley
                                                           (February 1997-May 1999).

** Each class of Trustees has a term of office of three years.

                                                          TERM OF
                                                        OFFICE AND
                                           POSITION(S)   LENGTH OF
NAME, ADDRESS, AND AGE OF                   HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING
EXECUTIVE OFFICER                              FUND      SERVED**             PAST FIVE YEARS
-----------------------------------------  -----------  ----------  ----------------------------------

Ronald E. Robison                          President    Since 2006  President (since September 2005)
Morgan Stanley Investment Management Inc.  and                      and Principal Executive Officer of
1221 Avenue of the Americas                Principal                funds in the Fund Complex (since
New York, New York 10020                   Executive                May 2003); Managing Director of
(66)                                       Officer                  Morgan Stanley & Co. Incorporated
                                                                    and Morgan Stanley; Managing
                                                                    Director and Director of Morgan
                                                                    Stanley Investment Management
                                                                    Inc., Morgan Stanley Distribution
                                                                    Inc. and Morgan Stanley
                                                                    Distributors Inc.; Managing
                                                                    Director, Chief Administrative
                                                                    Officer and Director of Morgan
                                                                    Stanley Investment Advisors Inc.
                                                                    and Morgan Stanley Services
                                                                    Company Inc.; Chief Executive
                                                                    Officer and Director of Morgan
                                                                    Stanley Trust; Director of Morgan
                                                                    Stanley SICAV (since May 2004);
                                                                    President (since September 2005)
                                                                    and Principal Executive Officer
                                                                    (since May 2003) of the Van Kampen
                                                                    Funds; previously, Executive Vice
                                                                    President (July 2003-September
                                                                    2005) of funds in the Fund Complex
                                                                    and the Van Kampen Funds. He was
                                                                    also previously President and
                                                                    Director of the Institutional
                                                                    Funds (March 2001-July 2003),
                                                                    Chief Global Operations Officer of
                                                                    Morgan Stanley Investment
                                                                    Management Inc. and Chief
                                                                    Executive Officer and Chairman of
                                                                    Van Kampen Investor Services.

                                       41

                                                          TERM OF
                                                        OFFICE AND
                                           POSITION(S)   LENGTH OF
NAME, ADDRESS, AND AGE OF                   HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING
EXECUTIVE OFFICER                              FUND      SERVED**             PAST FIVE YEARS
-----------------------------------------  -----------  ----------  ----------------------------------

Barry Fink                                 Vice         Since 2006  General Counsel and Managing
Morgan Stanley Investment Management Inc.  President                Director of Morgan Stanley
1221 Avenue of the Americas                                         Investment Management Inc.;
New York, New York 10020                                            Managing Director of the
(50)                                                                Investment Adviser and the
                                                                    Administrator; Vice President of
                                                                    the Retail Funds; Assistant
                                                                    Secretary of Morgan Stanley DW;
                                                                    Vice President of the
                                                                    Institutional Funds (since July
                                                                    2003); Managing Director,
                                                                    Secretary and Director of Morgan
                                                                    Stanley Distributors Inc.;
                                                                    previously Secretary (February
                                                                    1997-July 2003) and General
                                                                    Counsel (February 1997-April 2004)
                                                                    of the Retail Funds; previously
                                                                    Secretary (1997-2006) and Director
                                                                    (1997-2005) of the Investment
                                                                    Adviser and the Administrator; and
                                                                    Secretary and Director of Morgan
                                                                    Stanley Distributors Inc. (1997-2005).

Amy R. Doberman                            Vice         Since 2006  Managing Director and General
Morgan Stanley Investment Management Inc.  President                Counsel, U.S. Investment
1221 Avenue of the Americas                                         Management; Managing Director
New York, New York 10020                                            (since July 2004) and Secretary
(43)                                                                (since February 2006) of Morgan
                                                                    Stanley Investment Management and
                                                                    the Investment Adviser; Managing
                                                                    Director and Secretary of Morgan
                                                                    Stanley Distributors Inc. (since
                                                                    February 2006); Managing Director
                                                                    (since February 2005) and Secretary
                                                                    (since February 2006) of the
                                                                    Administrator; Vice President of
                                                                    the Institutional and Retail Funds
                                                                    (since July 2004); various
                                                                    positions with the Van Kampen
                                                                    Funds and certain of their service
                                                                    providers; previously, Managing
                                                                    Director and General Counsel --
                                                                    Americas, UBS Global Asset
                                                                    Management (July 2000 - July
                                                                    2004).

Carsten Otto                               Chief        Since 2006  Managing Director and U.S.
Morgan Stanley Investment Management Inc.  Compliance               Director of Compliance for Morgan
1221 Avenue of the Americas                Officer                  Stanley Investment Management
New York, New York 10020                                            (since October 2004); Managing
(41)                                                                Director of the Investment Adviser
                                                                    and Morgan Stanley Investment
                                                                    Management Inc.; formerly
                                                                    Assistant Secretary and Assistant
                                                                    General Counsel of the Morgan
                                                                    Stanley Retail Funds.

David Germany                              Vice         Since 2006  Managing Director and Chief
Morgan Stanley Investment Management Ltd.  President                Investment Officer--Global Fixed
25 Cabot Square                                                     Income of Morgan Stanley
Canary Wharf, London                                                Investment Management Inc., Morgan
UK E144QA                                                           Stanley Investment Advisors Inc.
(51)                                                                and Van Kampen Asset Management;
                                                                    Managing Director and Director of
                                                                    Morgan Stanley Investment
                                                                    Management Ltd.; Vice President
                                                                    (since February 2006) of the
                                                                    Morgan Stanley Retail Funds and
                                                                    Morgan Stanley Institutional
                                                                    Funds.

Dennis F. Shea                             Vice         Since 2006  Managing Director and Chief
1221 Avenue of the Americas                President                Investment Officer--Global Equity
New York, New York 10020                                            of Morgan Stanley Investment
(38)                                                                Advisors Inc., Morgan Stanley
                                                                    Investment Management Inc. and Van
                                                                    Kampen Asset Management; Vice
                                                                    President (since February 2006) of
                                                                    the Morgan Stanley Retail Funds
                                                                    and Morgan Stanley Institutional
                                                                    Funds; previously, Managing
                                                                    Director and Director of Global
                                                                    Equity Research at Morgan Stanley.

                                       42

                                                          TERM OF
                                                        OFFICE AND
                                           POSITION(S)   LENGTH OF
NAME, ADDRESS, AND AGE OF                   HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING
EXECUTIVE OFFICER                              FUND      SERVED**             PAST FIVE YEARS
-----------------------------------------  -----------  ----------  ----------------------------------

Stefanie V. Chang                          Vice         Since 2006  Executive Director of Morgan
Morgan Stanley Investment Management Inc.  President                Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                         Stanley Investment Management Inc.
New York, New York 10020                                            and the Investment Adviser; Vice
(38)                                                                President of the Institutional
                                                                    Funds (since December 1997) and
                                                                    the Retail Funds (since July
                                                                    2003); various positions with the
                                                                    Van Kampen Funds; formerly
                                                                    practiced law with the New York
                                                                    law firm of Rogers & Wells (now
                                                                    Clifford Chance US LLP).

Francis J. Smith                           Treasurer    Since 2006  Executive Director of the
c/o Morgan Stanley Trust                   and Chief                Investment Adviser and the
Harborside Financial Center                Financial                Administrator (since December
Plaza Two                                  Officer                  2001); previously, Vice President
Jersey City, NJ 07311                                               of the Retail Funds (September
(40)                                                                2002-July 2003); Vice President of
                                                                    the Investment Adviser and the
                                                                    Administrator (August
                                                                    2000-November 2001).

Thomas F. Caloia                           Vice         Since 2006  Executive Director (since December
c/o Morgan Stanley Trust                   President                2002) and Assistant Treasurer of
Harborside Financial Center                                         the Investment Adviser, the
Plaza Two                                                           Distributor and the Administrator;
Jersey City, NJ 07311                                               previously Treasurer of the Retail
(60)                                                                Funds (April 1989-July 2003);
                                                                    formerly First Vice President of
                                                                    the Investment Adviser, Morgan
                                                                    Stanley Distributors Inc. and the
                                                                    Administrator.

Mary E. Mullin                             Secretary    Since 2006  Executive Director of Morgan
Morgan Stanley Investment Management Inc.                           Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas                                         Stanley Investment Management Inc.
New York, New York 10020                                            and the Investment Adviser;
(38)                                                                Secretary of the Institutional
                                                                    Funds (since June 1999) and the
                                                                    Retail Funds (since July 2003);
                                                                    formerly practiced law with the
                                                                    New York law firms of McDermott,
                                                                    Will & Emery and Skadden, Arps,
                                                                    Slate, Meagher & Flom LLP.

**   Each Officer serves an indefinite term, until his or her successor is elected.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Joseph
Benedetti, Lou Anne D. McInnis, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown below.

                                       43

                                                          AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                                         SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                              DOLLAR RANGE OF          COMPANIES OVERSEEN BY
                            EQUITY SECURITIES IN       TRUSTEE IN FAMILY OF
                                  THE FUND             INVESTMENT COMPANIES
    NAME OF TRUSTEE      (AS OF DECEMBER 31, 2005)   (AS OF DECEMBER 31, 2005)
----------------------   -------------------------   -------------------------
INDEPENDENT
Michael Bozic                       None                   over $100,000
Edwin J. Garn                       None                   over $100,000
Wayne E. Hedien                     None                   over $100,000
Dr. Manuel H. Johnson               None                   over $100,000
Joseph J. Kearns(1)                 None                   over $100,000
Michael E. Nugent                   None                   over $100,000
Fergus Reid(1)                      None                   over $100,000
INTERESTED
Charles A. Fiumefreddo              None                   over $100,000
James F. Higgins                    None                   over $100,000

----------
(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
     December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Fund's Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Fund's Insurance Committee, and three Independent Trustees serve as members of the Fund's Governance
Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit
Committee is charged with recommending to the full Board of Trustees the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services;
reviewing the independence of the independent registered public accounting firm;
considering the range of audit and non-audit fees; reviewing the adequacy of the

                                       44

Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board of Trustees. The Fund has adopted a formal, written Audit Committee Charter.

     The members of the Fund's Audit Committee are currently Michael Bozic,
Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, an
"Independent Trustee"). Each Independent Trustees is also "independent" from the
Fund as defined under the listing standards of the New York Stock Exchange. The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. The members of the Fund's Governance Committee are currently Michael
Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee.
The current Chairman of the Governance Committee is Fergus Reid.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange.
While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under "--Shareholder
Communications."

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Fund's Board of Trustees.
Shareholders should send communications intended for the Fund's Board of
Trustees by addressing the communication directly to the Board of Trustees (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board of Trustees only at management's discretion based on the matters contained therein.

COMPENSATION

     Each Independent Trustee receives an annual fee of $180,000 for serving the
Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Trustee received an annual retainer fee of $168,000 for serving

                                       45

the Retail Funds and the Institutional Funds. In addition, each Independent
Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent
Trustee who attended all six meetings received total compensation of $180,000 for serving the Funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit
Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr.
Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

         The Fund has a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or
Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. Prior to April 1, 2004, the
Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior
DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of
Trustees throughout the year. All amounts payable to the eligible Trustees under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

     Set forth below are tables showing the estimated aggregate compensation to be paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by the Fund Complex for their services as
Trustees of such investment companies for the calendar year ended December 31,
2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

                                       46

     The amounts reflected in the following tables include amounts paid by the
Fund Complex for services rendered during the calendar year ended in December
31, 2005 for each Fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees and nominees during such fiscal year.

                                                       TOTAL COMPENSATION
                                                       FROM FUND COMPLEX
                                                        PAID TO TRUSTEES
                                                         AND (NUMBER OF
                                                        OTHER FUNDS AND
                                                       PORTFOLIOS IN FUND
                                                       COMPLEX FROM WHICH
                                ESTIMATED AGGREGATE       THE TRUSTEE
                               COMPENSATION FROM THE        RECEIVED
       NAME OF TRUSTEE                 FUND             COMPENSATION)(5)
----------------------------   ---------------------   ------------------
INDEPENDENT TRUSTEE
   Michael Bozic(1) (3)                                   $180,000 (170)
   Edwin J. Garn(1) (3)                                   $178,000 (170)
   Wayne E. Hedien(1) (2)                                 $180,000 (170)
   Dr. Manuel H. Johnson(1)                               $240,000 (170)
   Joseph J. Kearns(1) (4)                                $217,000 (171)
   Michael E. Nugent(1) (2)                               $210,000 (170)
   Fergus Reid(1) (3)                                     $315,000 (171)
INTERESTED TRUSTEE
   Charles A. Fiumefreddo(2)             --               $360,000 (0)
   James F. Higgins                      --               $      0 (170)

----------
(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns in the Deputy Chairman of the Audit Committee.

(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.

(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.

(4)  Includes amounts deferred at the election of the Trustee under the Deferred
     Compensation Plan.

(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

                                       47

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2005, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                               ESTIMATED ANNUAL
                        RETIREMENT BENEFITS     BENEFITS UPON
                          ACCRUED AS FUND        RETIREMENT(1)
                          EXPENSES BY ALL     FROM ALL ADOPTING
   NAME OF TRUSTEE         ADOPTING FUNDS           FUNDS
---------------------   -------------------   -----------------
Michael Bozic                 $19,439              $46,871
Edwin J. Garn                 $(10,738)(2)         $46,917
Wayne E. Hedien               $37,860              $40,020
Dr. Manuel H. Johnson         $19,701              $68,630
Michael E. Nugent             $35,471              $61,377

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)  Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been over accrued.

     The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of shareholders. See "Description of Shares."

     The Declaration of Trust and By-laws of the Fund provide that the Fund will indemnify Trustees, officers, employees or agents of the Fund to the fullest extent permitted by Massachusetts law and the 1940 Act. Under Massachusetts law,
a corporation may indemnify any trustee or officer made a party to any proceeding by reason of service in that capacity if (1) such trustee or officer conducted himself in good faith; and (2) reasonably believed that his conduct was in the best interests of the corporation or that his conduct was at least not opposed to the best interests of the corporation; or (3) in the case of any criminal proceeding, the trustee or officer had no reasonable cause to believe his conduct was unlawful. The Declaration of Trust further provides that to the fullest extent permitted by Massachusetts law, and subject to the requirements of the 1940 Act, no Trustee or officer will be liable to the Fund or its shareholders for money damages. Under Massachusetts law, a corporation may restrict or limit the liability of trustees or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the Declaration of Trust or By-laws of the Fund protects or indemnifies a Trustee, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a Trustee or officer of the Fund against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INVESTMENT ADVISER

     Morgan Stanley Investment Advisors Inc. serves as the Fund's investment adviser. The Investment Adviser provides investment advisory services to the
Fund under the terms of an Investment Advisory Agreement. The Investment Adviser
is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of ___________, 2006, the Investment
Adviser was responsible for $_______ billion of assets under management. The
Investment Adviser's principal address is 1221 Avenue of the Americas, New York,
New York 10020. The Investment Adviser currently acts as adviser for _____
investment funds, including ______ funds registered under the 1940 Act. Morgan
Stanley & Co. Incorporated is an affiliate of the Investment Adviser.

                                       48

     The Investment Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Investment Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, ____. It also draws upon the research capabilities of
Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Investment Adviser utilizes.

INVESTMENT ADVISORY AGREEMENT

     Under the terms of the Investment Advisory Agreement, the Investment
Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment
Adviser shall deem necessary or appropriate. The Investment Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment
Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

     The Fund will pay all of its other expenses, including, among others, organizational expenses (but not the overhead or employee costs of the
Investment Adviser), legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any;
expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery;
any litigation expenses; and costs of shareholders' and other meetings.

     For services under the Investment Advisory Agreement, the Investment
Adviser is paid a fee computed weekly and payable monthly at an annual rate of
0.65% of the Fund's average weekly managed assets.

     Under the Investment Advisory Agreement, the Investment Adviser is
permitted to provide investment advisory services to other clients, including clients who may invest in municipal securities. Conversely, information furnished by others to the Investment Adviser in the course of providing services to clients other than the Fund may be useful to the Investment Adviser in providing services to the Fund.

     The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Trustees who are not
"interested persons" of the Investment Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund's Board of Trustees or the Fund's outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Investment Adviser upon 60 days' written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

     The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the
Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

    [APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT DISCLOSURE TO BE PROVIDED]

                                       49

PORTFOLIO MANAGER

     The Fund's assets will be managed by members of the Investment Adviser's
Municipal Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team who will be responsible for the day-to-day management of the Fund are Wayne D. Godlin and James D. Phillips, each a
Managing Director of the Investment Adviser. Mr. Godlin has worked for the
Investment Adviser since May 1988 and will begin managing the Fund at its inception. Mr. Phillips has worked for the Investment Adviser since December
1991 and will begin managing the Fund at its inception.

     Other Accounts Managed by the Portfolio Managers. As of December 31, 2005,
Mr. Godlin managed five mutual funds with a total of $6.5 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts. As of
December 31, 2005, Mr. Phillips managed two mutual funds with a total of $6.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

     Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the
Investment Adviser.

     Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

          o    Cash Bonus;

          o    Morgan Stanley's Equity Incentive Compensation Program (EICP)
               Awards--a mandatory program that defers a portion of
               discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

          o    Investment Management Deferred Compensation Plan (IMDCP)
               Awards--a mandatory program that defers a portion of
               discretionary year-end compensation and notionally invests it in designated Funds advised by the Investment Adviser or its
               affiliates. The award is subject to vesting and other conditions.
               A portfolio manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated open-end funds he or she manages that are included in the IMDCP Fund menu;

          o    Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Investment
               Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

          o    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the
               funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager.
               In the case of the Fund, the Fund's investment performance will be measured against the Lehman Brothers Municipal Bond Index.
               Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled
               investment vehicles and

                                       50

               other accounts is described above under "Other Accounts Managed by the Portfolio Managers." Generally, the greatest weight is placed on the three- and five-year periods;

          o    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

          o    Contribution to the business objectives of the Investment
               Adviser;

          o    The dollar amount of assets managed by the portfolio manager;

          o    Market compensation survey research by independent third parties;

          o    Other qualitative factors, such as contributions to client objectives; and

          o    Performance of Morgan Stanley and Morgan Stanley Investment
               Management, and the overall performance of the Global Investor
               Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Securities Ownership of Portfolio Managers. As of January 31, 2005, the
dollar range of securities beneficially owned by each of Messrs. Godlin and
Phillips in the Fund was $0 and $0, respectively.

THE ADMINISTRATOR

     Morgan Stanley Services Company Inc. serves as administrator to the Fund pursuant to the Administrative Agreement. Under the Administrative Agreement,
the administrative fee is 0.08% of the Fund's average weekly managed assets.
"Managed assets" shall mean the total assets of the Fund, which includes any proceeds from Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). The Administrative Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administrative Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision of the Board of Trustees, the Investment
Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The
Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Investment Adviser or its affiliates). The Fund may utilize affiliates of the Investment Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the Securities and Exchange Commission when the Investment Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Investment Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Securities and Exchange Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Investment Adviser acting as principal.

                                       51

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

                                 NET ASSET VALUE

     Portfolio securities (other than short-term debt securities and futures and options) will be valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it will use both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund will thus be valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations will generally not be readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, will more likely approximate the fair value of such securities. The Investment Adviser will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the
Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

                                       52

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such cost does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees. Other taxable short-term debt securities with maturities of more than
60 days will be valued on a marked to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such cost does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities will be valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities will be valued at the mean between their latest bid and asked price. Futures will be valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

                          DIVIDENDS AND DISTRIBUTIONS;
                           DIVIDEND REINVESTMENT PLAN

     Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net tax exempt interest and investment company taxable income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund's common shares within approximately _____ days after completion of this offering and to pay that initial monthly dividend approximately _____ to _____ days after completion of this offering. The Fund will pay common shareholders annually at least 90% of its net tax-exempt interest and investment company taxable income in order to qualify as a regulated investment company for federal income tax purposes. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of its taxable net income and capital gains to its shareholders.

     Various factors will affect the level of the Fund's current income and current gains. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income and gains actually earned by the Fund during that month.
Undistributed income and gains will add to the Fund's net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will deduct from the Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash.

     Pursuant to the Dividend Reinvestment Plan (the "Plan"), each shareholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested by
Morgan Stanley Trust Company (the "Plan Agent"), in Fund shares pursuant to the
Plan. Shareholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by
Morgan Stanley Trust Company, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan
Agent for Morgan Stanley Opportunistic Municipal High Income Fund.

     The Plan Agent serves as agent for the shareholders in administering the
Plan. If the Trustees of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's common shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be purchased in the open market by the Plan Agent.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those shares purchased pursuant to the Plan.

                                       53

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the
Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the
Plan.

     There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions. See "Tax Matters--U.S. Federal Income Taxes."

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least [30] days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least [30] days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the
Plan Agent for Morgan Stanley Opportunistic Municipal High Income Fund at
____________, Dividend Reinvestment Plan, _________.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of February 6,
2006. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per common share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

     The Fund has no present intention of offering any additional common shares.
Any additional offerings of common shares will require approval by the Fund's
Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fun has applied to list its common shares on the New York Stock
Exchange, subject to official notice of issuance, under the symbol "OMA." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See
"Summary of Fund Expenses."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

                                       54

PREFERRED SHARES

     The Fund's Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of holders of common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently intends to utilize financial leverage, which may include Preferred Shares, representing up to 25% of the Fund's total assets immediately after the financial leverage is utilized. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940
Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure, however, that any Preferred Shares will be issued.
Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of
Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term municipal securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred
Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of
Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that the holders of any Preferred
Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time that two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940
Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Anti-Takeover Provisions in the Declaration of Trust." As a
result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The
Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with common shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with common shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding
Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred
Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares.
The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the
Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of

                                       55

Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of
Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

     The Fund intends to apply for ratings for any Preferred Shares from
Moody's, Standard & Poor's and/or Fitch. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's, Standard & Poor's and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa), by Standard & Poor's (AAA) or by Fitch (AAA),
but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's,
Standard & Poor's and/or Fitch receive fees in connection with their ratings issuances.

              ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

     The Fund's Declaration of Trust include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the
Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

     The Trustees will be divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a
Trustee may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by Fund's shareholders generally for the election of trustees, and the affirmative vote of 80% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Declaration of Trust relating to amendments to the
Fund's By-laws and to removal of Trustees. See "Management of the Fund--Trustees and Officers of the Fund." These provisions could delay the replacement of a majority of the Trustees and have the effect of making changes in the Board of
Trustees more difficult than if such provisions were not in place.

     The affirmative vote of the holders of 80% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5)
enter into certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction and (6) amend, alter or repeal the above provisions in the Fund's Declaration of Trust. However, if any
such action as set forth in (2), (3) and (4) above has been approved or authorized by the affirmative vote of a majority of the Board of Trustees, the affirmative vote of only a majority of the outstanding shares would be required for approval. The principal purpose of the above provisions is to increase the
Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Trustees or a large majority of the shareholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of common shares might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by

                                       56

discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by shareholders, who purchased their common shares in preference to stock of the many mutual funds available.

     The Fund holds annual meetings as required by the rules of the New York
Stock Exchange. Under Massachusetts law and the Fund's By-laws, the Fund is required to call a special meeting of its shareholders upon the written request of shareholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The
Secretary of the Fund shall (i) inform the shareholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each shareholder entitled to notice of the meeting. Notwithstanding the above, under Massachusetts law and the Fund's By-laws, unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the shareholders held during the preceding 12 months.

                            CLOSED-END FUND STRUCTURE

     The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund).
Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of
Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board of
Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                           REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per common share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of Massachusetts law, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its
"senior securities representing indebtedness" as such terms are defined in the
1940 Act.

     The Fund's common shares will trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently trade at a discount from, but sometimes at a premium over, their net asset values. See "Principal Risks of the Fund." There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender

                                       57

offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

     Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and shareholders notified in accordance with the requirements of the Exchange Act and the 1940
Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the
Fund's Board of Trustees, a shareholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under
Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's shareholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

                                   TAX MATTERS

          The following is a summary of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S.
federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also may not address all of the tax consequences that are relevant to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts, or entities, shareholders whose functional currency is other than the
U.S. dollar, or shareholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this Prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the
Internal Revenue Service ("IRS") retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S.
federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

          The Fund intends to elect to be treated and to qualify each year as a
"regulated investment company" under Subchapter M of the Code, so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. This discussion assumes that the Fund will qualify as a regulated investment company.

          In order to qualify as a regulated investment company, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses)
and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S.
federal tax rate and, when such income is distributed, to a further tax at the shareholder level.

                                       58

     The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends," as defined under applicable federal income tax law. The Code permits the character of tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the
Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the
Code. The portion of the Fund's net investment income that is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code.
Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S.
federal income tax return. In addition, a portion of these dividends may be subject to the U.S. federal alternative minimum tax and these dividends are likely to be subject to state and local income taxes.

     As mentioned above, in order to pay exempt-interest dividends to shareholders, at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year must consist of tax-exempt obligations as described in Section 103(a) of the Code. If the Fund fails to meet this threshold in any taxable year, it would not be able to pay exempt-interest dividends for such taxable year, and distributions to shareholders attributable to interest received by the Fund from any source would be taxable as ordinary income to the extent of the Fund's earnings and profits. In light of the Fund's potential investments in other regulated investment companies, structured securities, Strategic Transactions and various other instruments that may not constitute qualifying tax-exempt obligations, it is possible that the Fund will not be able to distribute exempt-interest dividends in certain taxable years.
Shareholders of the Fund are advised to consult with their own advisors about this issue.

     In accordance with its investment objectives, the Fund primarily invests in municipal securities, the income of which is exempt from regular U.S. income tax. However, as described above, the Fund may invest a portion of its portfolio in taxable obligations and may engage in transactions generating gain or income that is not tax-exempt. The Fund's distributions from such gain or income will not be exempt-interest dividends and accordingly will be taxable, as described below.

     In the case of shareholders who are subject to the U.S. federal alternative minimum tax, a portion of such shareholders' regular monthly dividends may be taxable.

     In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     The Fund does not expect to receive any "qualified dividend income," as that term is defined in Section 1(h)(11) of the Code, from its investments, and thus dividends distributed to individual shareholders attributable to the investment company taxable income of the Fund (if any) will not qualify for the current maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains.
Under current law, the maximum 15% tax rate on long-term capital gains will cease to apply for long-term capital gains recognized in taxable years beginning after December 31, 2008.

     The Fund's dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

     Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

                                       59

          Each year, the Fund's shareholders will receive a year-end statement designating the amounts of tax-exempt dividends, capital gains dividends and ordinary income dividends paid by the Fund during the preceding year, [including the source of investment income by state and the portion of income that is subject to the U.S. federal alternative minimum tax.] The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by shareholders.

          The Fund's investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

          The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

          No loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

          The Fund may be required to withhold taxes on certain dividends paid to shareholders that have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual shareholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding. In the case of shareholders who receive Social Security benefits, the tax-free income is taken into account in calculating the amount of those benefits that may be subject to federal income tax. Shareholders who borrow money to buy Fund shares may not be permitted to deduct the interest on such borrowings. Under U.S. federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holders.

STATE AND LOCAL TAX MATTERS

          The exemption from U.S. federal income tax for exempt-interest dividends generally does not result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, however, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from the state's income tax. [Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.] Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY
INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE
OF TAX CONSEQUENCES, SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN

                                       60

TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF
PARTICIPATION IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE,
LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL
OR OTHER TAX LAWS.

                                       61

                                  UNDERWRITERS

          Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom Morgan Stanley & Co. Incorporated is acting as Representative, have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of common shares indicated below.

                                                                     NUMBER OF
NAME                                                               COMMON SHARES
----                                                               -------------
Morgan Stanley & Co. Incorporated...............................

                                                                   -------------
Total...........................................................
                                                                   -------------

     The Underwriters and the Representative are collectively referred to as the
"Underwriters" and the "Representative," respectively. The Underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters'
over-allotment option described below.

     The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $___________ a share under the initial offering price. Any Underwriter may allow, and such dealers may reallow, a concession not in excess of $_______ a share to the other Underwriters or to certain dealers.
After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the Representative. The underwriting discounts and commissions (sales load) of $0.675 a share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before _____________, 2006.

     The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The
Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each
Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters' over-allotment option is exercised in full, the total price to the public would be $___________, the total
Underwriters' discounts and commissions (sales load) would be $___________, the estimated offering expenses would be $___________ and the total proceeds to the
Fund would be $___________.

                                       62

     The following table summarizes the estimated expenses and compensation that the Fund will pay:

                                          PER SHARE                           TOTAL
                               -------------------------------   -------------------------------
                                   WITHOUT           WITH            WITHOUT           WITH
                               OVER-ALLOTMENT   OVER-ALLOTMENT   OVER-ALLOTMENT   OVER-ALLOTMENT
                               --------------   --------------   --------------   --------------

Expenses payable by the Fund

Sales Load

     The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them. In order to meet requirements for the NYSE, the
Underwriters have undertaken to sell lots of 100 or more shares to a minimum of
2,000 beneficial owners.

     The Fund anticipates that its common shares will be listed on the New York
Stock Exchange, subject to official notice of issuance, under the symbol "OMA."

     The Fund has agreed that, without the prior written consent of Morgan
Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus: offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares; or enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or
file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. The agreements contained in this paragraph shall not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund's
Dividend Reinvestment Plan.

     In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The Underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position on the common shares for their own account.
A short sale is covered if the short position is no greater than the number of common shares available for the purchase by the Underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the
Underwriters will consider, among other things, the open market price of common shares compared to the price available under the over-allotment option. The
Underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of the common shares, the Underwriters may bid for, and purchase, common shares in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may stabilize or maintain the market price of the common shares above independent market levels. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

     Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the
Investment Adviser and the Representative. There can be no assurance, however, that the price at which the common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters

                                       63

or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares
($1,500).

     The Fund anticipates that the Representative and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be
Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. Morgan Stanley & Co. Incorporated is an affiliate of the
Investment Adviser.

     In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

     Morgan Stanley & Co. Incorporated will be paid an upfront marketing and structuring fee by the Investment Adviser (and not the Fund) for advice to the
Investment Adviser on design, structuring, corporate finance and marketing and for assistance in connection with distribution. This marketing and structuring fee will be calculated based on 1.25% of the aggregate issue price of the common
shares sold by Morgan Stanley & Co. Incorporated and totals $       . The
marketing and structuring fee paid to Morgan Stanley & Co. Incorporated will not
exceed     % of the total price to the public of the common shares sold in this offering. The sum total of all compensation to Underwriters in connection with this public offering of common shares, including sales load and marketing and structuring fees and sales incentive fees, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

               DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     Morgan Stanley Trust (the "Transfer Agent") will act as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's common shares. The principal address of the Transfer Agent is Harborside Financial Center, Plaza
Two, Jersey City, New Jersey 07311.

                                    CUSTODIAN

     The Bank of New York will serve as custodian for the Fund (the
"Custodian"). The Custodian will hold cash, securities, and other assets of the
Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 101 Barclay Street, New York, New
York 10171.

                                 CODE OF ETHICS

     The Fund's Board of Trustees approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Investment Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

     The Codes of Ethics may be viewed and copied at the Securities and Exchange
Commission's Public Reference Room in Washington, D.C. Information about the
Securities and Exchange Commission's Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Codes of
Ethics also may be available on the Edgar Database on the Securities and
Exchange Commission's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission's Public Reference Section, 100 F Street,
NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

                   PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process.
As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's
Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser will use its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a
Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and

                                       64

implementing the Proxy Policy. The Committee will meet monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment
Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

          o    Generally, routine proposals will be voted in support of
               management.

          o    With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

          o    The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals
               (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

          o    The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes,
               establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

          o    The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive
               financial or best interest impact on an issuer.

          o    The Investment Adviser will vote for certain proposals it
               believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc).

          o    The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or
               expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.)

          o    Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as
experts in the proxy voting and corporate governance area. In addition to ISS

                                       65

and Glass Lewis, the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to as "Research Providers." The services provided to the Investment
Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Policy, as well as the Fund's most recent proxy voting record to be filed with the Securities and Exchange Commission will be available (i)
without charge on our web site at www.morganstanley.com. The Fund's proxy voting record is also available without charge on the Securities and Exchange
Commission's web site at www.sec.gov.

                                  LEGAL MATTERS

     With respect to matters of U.S. law, the validity of the common shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New
York, New York. Certain legal matters will be passed on for the Underwriters by
Davis Polk & Wardwell. Clifford Chance US LLP and Davis Polk & Wardwell will rely, as to matters of Massachusetts law, on the opinion of Dechert LLP.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The statement of assets and liabilities of the Fund as of ____________,
2005 included in this prospectus in reliance on the report of ____________, the Fund's independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing. The principal address of ____________ is ____________.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities
Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and
Exchange Commission. Any such reports and other information, including the
Fund's Code of Ethics, can be inspected and copied at the Securities and
Exchange Commission's Public Reference Room, Washington, D.C. 20549-0102.
Information on the operation of such public reference facilities may be obtained by calling the Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission's Public Reference Room, at
prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a website at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York
10005.

     Additional information regarding the Fund is contained in the Registration
Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange
Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement.
Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                                       66

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Stockholder and Board of Directors,
Morgan Stanley Opportunistic Municipal High Income Fund

We have audited the accompanying statement of assets and liabilities of Morgan
Stanley Opportunistic Municipal High Income Fund as of _______, 2006. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Morgan
Stanley Opportunistic Municipal High Income Fund as of _______, 2006, in
conformity with U.S. generally accepted accounting principles.

[Firm]
[City, State]
_______, 2006

                                       67

             MORGAN STANLEY OPPORTUNISTIC MUNICIPAL HIGH INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 ________, 2006

ASSETS:
   Cash                                                         $
   Total Assets

LIABILITIES:
   Total Liabilities
   Net Assets applicable to ______ shares of $___ par
      value common stock outstanding
   Net asset value per Common Shares outstanding ($_______
      divided by _______ Common shares outstanding)
                                                                ================

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1. ORGANIZATION

Morgan Stanley Opportunistic Municipal High Income Fund (the "Fund") was
incorporated under the laws of The Commonwealth of Massachusetts on February 10,
2006 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Morgan Stanley Investment Advisors Inc. (the
"Investment Adviser") of an aggregate of ____ shares for $________ on _________,
2006.

The Investment Adviser, on behalf of the Fund, will incur all organizational costs estimated at $________. The Investment Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load)
exceeds $0.03 per share of common shares. Offering costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.

NOTE 2. INVESTMENT ADVISORY ARRANGEMENTS

The Fund has engaged the Investment Adviser to provide investment advisory services to the Fund. The Investment Adviser will receive an annual fee for advisory services, payable monthly, at a rate equal to 0.65% of the Fund's average weekly total assets, which includes any proceeds from Preferred Shares and other borrowings for investment purposes, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). Certain officers and/or directors of the Fund are officers of the Investment Adviser.

NOTE 3. FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of
1986, as amended) will not be subject to federal income tax on taxable income
(including realized capital gains) that is distributed to stockholders.

NOTE 4. ACCOUNTING PRINCIPLES

The Fund's statement of assets and liabilities is prepared in conformity with
U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from this statement.

                                       68

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

     Standard & Poor's Corporation--A brief description of the applicable
Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program
(including ratings on medium-term note programs and commercial paper programs).
It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.
Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.
Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     o    Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation; and

     o    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"         An obligation rated "AAA" has the highest rating assigned by
              Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"          An obligation rated "AA" differs from the highest-rated
              obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"           An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       A-1

"BBB"         An obligation rated "BBB" exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B,"    Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as
"CCC," "CC,"  having significant speculative characteristics. "BB" indicates the
and "C"       least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective
              characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"          An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing
              uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"           An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"         An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"          An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"           A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D"           An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR   The ratings from "AA" to "CCC" may be modified by the addition of
MINUS (-)     a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R."        This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that
              Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

"A-1"         A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).
              This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"         A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                       A-2

"A-3"         A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"           A short-term obligation rated "B" is regarded as having
              significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1"         A short-term obligation rated "B-1" is regarded as having
              significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2"         A short-term obligation rated "B-2" is regarded as having
              significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial
              commitments over the short-term compared to other
              speculative-grade obligors.

"B-3"         A short-term obligation rated "B-3" is regarded as having
              significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C"           A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"           A short-term obligation rated "D" is in payment default. The "D"
              rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

"i"           This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i"
              subscript will always be used in conjunction with the "p"
              subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp
              N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"L"           Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

"P"           This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p"
              subscript will always be used in conjunction with the "i"
              subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp
              N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi"          Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive

                                       A-3

              information than ratings without a "pi" subscript. Ratings with a
              "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

"pr"          The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
              This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

"preliminary" Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

              Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to
              Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

              Preliminary ratings are assigned to Rule 415 Shelf Registrations.
              As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

"t"           This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

"*"           This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"C"           This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

"q"           A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information.
              Discontinued use in April 2001.

"r"           The "r" modifier was assigned to securities containing
              extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in
              June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

MUNICIPAL ISSUER CREDIT RATING DEFINITIONS

     A Standard & Poor's issuer credit rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does

                                       A-4

not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

     Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long term or short term.
Short-term issuer credit ratings reflect the obligor's creditworthiness over a short-term time horizon.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

     o    Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation; and

     o    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

"AAA"         An obligation rated 'AAA' has the highest rating assigned by
              Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"          An obligation rated 'AA' differs from the highest-rated
              obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"           An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic
              conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"         An obligation rated 'BBB' exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B,"    Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
and "CCC,"    significant speculative characteristics. 'BB' indicates the least
"CC," and "C" degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"          An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing
              uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"           An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse

                                       A-5

              business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"          An obligation rated 'CC' is currently highly vulnerable to nonpayment.

"C"           The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

"D"           An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR   The ratings from 'AA' to 'CCC' may be modified by the addition of
MINUS (-)     a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R."        An issue designated N.R. is not rated.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

"SP-1"        Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

"SP-2"        Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3"        Speculative capacity to pay principal and interest.

                                       A-6

     Moody's Investors Service, Inc.--A brief description of the applicable
Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings
(as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

     Moody's long term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more.
They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

LONG TERM RATING DEFINITIONS:

"AAA"         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

"AA"          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

"A"           Obligations rated A are considered upper medium grade and are subject to low credit risk.

"BAA"         Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"BA"          Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B"           Obligations rated B are considered speculative and are subject to high credit risk.

"CAA"         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

"CA"          Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C"           Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

     Moody's assigns long term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

     o    Notes containing features that link interest or principal to the credit performance of any third party or parties

     o    Notes allowing for negative coupons, or negative principal

     o    Notes containing any provision that could obligate the investor to make any additional payments

     o    Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

                                       A-7

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT TERM RATING DEFINITIONS:

     Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"         Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

"P-2"         Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

"P-3"         Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

"NP"          Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long term rating scale differs from Moody's general long term rating scale.
(Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and
administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG TERM RATING DEFINITIONS:

"AAA"         Issuers or issues rated Aaa demonstrate the strongest
              creditworthiness relative to other US municipal or tax exempt issuers or issues.

"AA"          Issuers or issues rated Aa demonstrate very strong
              creditworthiness relative to other US municipal or tax exempt issuers or issues.

"A"           Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.

"BAA"         Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.

                                       A-8

"BA"          Issuers or issues rated Ba demonstrate below average
              creditworthiness relative to other US municipal or tax exempt issuers or issues.

"B"           Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"CAA"         Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.

"CA"          Issuers or issues rated Ca demonstrate extremely weak
              creditworthiness relative to other US municipal or tax exempt issuers or issues.

"C"           Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

     NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL SHORT TERM DEBT AND DEMAND OBLIGATION RATINGS

MUNICIPAL SHORT TERM RATING DEFINITIONS:

     There are three rating categories for short term municipal obligations that are considered investment grade. These ratings are designated as Municipal
Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.
In addition, those short term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

"MIG 1"       This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

"MIG 2"       This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3"       This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for
              refinancing is likely to be less well established.

"SG"          This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATING DEFINITIONS:

     In the case of variable rate demand obligations (VRDOs), a two component rating is assigned; a long or short term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

     When either the long or short term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue's specific structural or credit features.

                                       A-9

"VMIG 1"      This designation denotes superior credit quality. Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2"      This designation denotes strong credit quality. Good protection is afforded by the strong short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3"      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG"          This designation denotes speculative grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                                       A-10

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc.
("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

     International Long-Term Credit Ratings (LTCR) may also be referred to as
Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default
Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.
When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

     The following rating scale applies to foreign currency and local currency ratings:

INVESTMENT GRADE

"AAA"         Highest credit quality. "AAA" ratings denote the lowest
              expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial
              commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"          Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly
              vulnerable to foreseeable events.

"A"           High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

"BBB"         Good credit quality. "BBB" ratings indicate that there is
              currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

"BB"          SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial

                                       A-11

              alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

"B"           HIGHLY SPECULATIVE. For issuers and performing obligations, "B"
              ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of
              "R1" (outstanding).

"CCC"         For issuers and performing obligations, default is a real
              possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
              For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by
              plus/minus distinctions. Such obligations typically would possess a Recovery Rating of "R2" (superior), or "R3" (good) or "R4"
              (average).

"CC"          For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of "R4"
              (average) or "R5" (below average).

"C"           For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
              Such obligations would possess a Recovery Rating of "R6" (poor).

"RD"          Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material
              financial obligations, but continues to honor other classes of obligations.

"D"           Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

              - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

              - the bankruptcy filings, administration, receivership,
              liquidation or other winding-up or cessation of business of an obligor; or

              - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

     Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

     Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the "B" or "CCC-C" categories.

     Default is determined by reference to the terms of the obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

                                       A-12

NATIONAL LONG-TERM CREDIT RATINGS

     National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

     A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"    "AAA" national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

"AA(xxx)"     "AA" national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

"A(xxx)"      "A" national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

"BBB(xxx)"    "BBB" national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

"BB(xxx)"     "BB" national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

"B(xxx)"      "B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

"CCC(xxx),"   These categories of national ratings denote an extremely weak
"CC(xxx),"    credit risk relative to other issuers or issues in the same
"C(xxx)"      country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic
              developments.

"DDD(xxx),"   These categories of national ratings are assigned to entities or
"DD(xxx),"    financial commitments which are currently in default.
"D(xxx)"

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.
Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                       A-13

"F1"          HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2"          GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

"F3"          FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

"B"           SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

"C"           HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"RD"          Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

"D"           Indicates an entity or sovereign that has defaulted on all of its financial obligations.

NOTES TO INTERNATIONAL LONG-TERM AND SHORT-TERM RATINGS:

     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA"
Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1". (The +/- modifiers are only used to denote issues within the
CCC category, whereas issuers are only rated CCC without the use of modifiers.)

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade,
"Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

     Program ratings (such as the those assigned to MTN shelf registrations)
relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

INTEREST ONLY

     Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

                                       A-14

PRINCIPAL ONLY

     Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

RATE OF RETURN

     Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"         Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

"NR"          indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn":  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

     National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

     A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"     Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

"F2(xxx)"     Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

"F3(xxx)"     Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

"B(xxx)"      Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

"C(xxx)"      Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic
              environment.

"D(xxx)"      Indicates actual or imminent payment default.

                                       A-15

NOTE TO NATIONAL SHORT-TERM RATINGS:

     In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx),
F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g., A1+,
A1, A2 and A3.

                                       A-16

                                 MORGAN STANLEY
                          OPPORTUNISTIC MUNICIPAL HIGH
                                   INCOME FUND

                            PART C--OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements:
            Included in Part A:
            Not applicable.

            Included in Part B:
            Report of Independent Registered Public Accounting Firm**
            Statement of Assets and Liabilities**
            Notes to Financial Statement**

     (2) Exhibits:
     (a)    Declaration of Trust*
     (b)    By-Laws*
     (c)    Not applicable
     (d)    Form of specimen certificate for common shares of beneficial interest, par value $0.01 per share**
     (e)    Dividend Reinvestment Plan**
     (f)    Not applicable
     (g)    Amended and Restated Investment Advisory Agreement**
     (h)(1) Form of Underwriting Agreement**
        (2) Form of Master Agreement Among Underwriters**
        (3) Form of Master Dealer Agreement**
     (i)    Not applicable
     (j)    Custody Agreement**
     (k)(1) Transfer Agency Agreement**
        (2) Administration Agreement**
     (1)(1) Opinion and Consent of Clifford Chance US LLP**
        (2) Opinion and Consent of Dechert LLP**
     (m)    Not applicable
     (n)    Consent of Independent Registered Public Accounting Firm**
     (o)    Not applicable
     (p)    Investment Letter**
     (q)    Not applicable
     (r)(1) Code of Ethics of Morgan Stanley Investment Management*
        (2) Code of Ethics of the Morgan Stanley Funds*
     (s)    Powers of Attorney*

----------
*    Filed herewith.

**   To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     See Exhibit 2(h)(1) to this Registration Statement to be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S Securities and Exchange Commission Registration fees .................    $*
New York Stock Exchange listing fee ......................................     *
Printing and engraving ...................................................     *
Auditing and accounting fees and expenses ................................     *
Legal fees and expenses ..................................................     *
Transfer Agent fees and expenses .........................................     *
NASD fee .................................................................     *
Miscellaneous ............................................................     *
                                                                             ---
   Total .................................................................    $*

----------
*    To be filed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES (AS OF JANUARY 30, 2006)

                                                                NUMBER OF RECORD
                                       TITLE OF CLASS                HOLDERS
-------------------------------------------------------------   ----------------
Common Shares of Beneficial Interest, $0.01 par value .......           0

ITEM 30. INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust, the
Registrant will indemnify the Registrant's trustees, officers, employees and agents against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee officer, employee or agent and against amounts paid or incurred by him in the settlement thereof. The words "claim," "action," "suit," or "proceeding"
apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and
"expenses" include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. This indemnification is permitted only if it is determined that the actions in question did not render the Registrant's trustees, officers, employees and agents liable by reason of bad faith, willful misfeasance, gross negligence or reckless disregard in the performance of their duties.

     The form of underwriting agreement to be filed by amendment is expected to contain provisions limiting the liability, and providing for indemnification, of the Registrant's trustees and officers under certain circumstances.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the
Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     Registrant, in conjunction with the Investment Adviser, Registrant's
Trustees, and other registered investment management companies managed by the
Investment Adviser, maintains insurance on behalf of any person who is or was a
Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will
Registrant maintain insurance to indemnify any such person for any act for which
Registrant itself is not permitted to indemnify him.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the fund" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of
Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors").
Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan
Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City,
New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP")
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS")
1221 Avenue of the Americas, New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

                                    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
NAME AND POSITION WITH MORGAN       VOCATION OR EMPLOYMENT, INCLUDING NAME,
STANLEY INVESTMENT ADVISORS INC.    PRINCIPAL ADDRESS AND NATURE OF CONNECTION
---------------------------------   --------------------------------------------
Owen D. Thomas                      President and Chief Operating Officer of Van
President and Chief Operating       Kampen Advisors Inc., Van Kampen Asset
Officer                             Management, Van Kampen Investments Inc.
                                    Morgan Stanley Investment Management Inc.
                                    and Morgan Stanley Services Company Inc.

Barry Fink                          Managing Director, Secretary and General
Managing Director, Secretary and    Counsel of Morgan Stanley Investment
General Counsel                     Management Inc. and Managing Director,
                                    Secretary and General Counsel of Morgan
                                    Stanley Services Company Inc.

Joseph J. McAlinden                 Managing Director and Director of Morgan
Managing Director and Director      Stanley Investment Management Inc., Van
                                    Kampen Advisors Inc., Van Kampen Asset
                                    Management, Van Kampen Investments Inc. and
                                    Director of Morgan Stanley Trust

Ronald E. Robison                   Managing Director and Director of Van Kampen
Director and Chief Administrative   Asset Management, Van Kampen Investments
Officer                             Inc., Managing Director and Director of
                                    Morgan Stanley Investment Management Inc.,
                                    Director and Chief Administrative Officer of
                                    Morgan Stanley Services Company Inc., Direct
                                    of Morgan Stanley Distributors Inc., Morgan
                                    Stanley Trust, Morgan Stanley Distribution,
                                    Inc. and Van Kampen Investor Services Inc.

P. Dominic Caldecott                Managing Director of Morgan Stanley
Managing Director                   Investment Management Inc., and Morgan
                                    Stanley Dean Witter Investment Management
                                    Limited.; Vice President and Investment
                                    Manager of Morgan Stanley & Co.
                                    International.

Rajesh K. Gupta                     Managing Director and Chief Administrative
Managing Director and Chief         Officer-Investments of Morgan Stanley
Administrative                      Investment Management Inc.
Officer-Investments

John B. Kemp, III                   President and Chief Executive Officer of
Executive Director                  Morgan Stanley Distributors.

Carsten Otto                        Managing Director and Chief Compliance
Managing Director and Chief         Officer of Morgan Stanley Investment
Compliance Officer                  Management Inc., Van Kampen Advisors Inc.
                                    and Van Kampen Asset Management. Chief
                                    Compliance Officer of Van Kampen Investor
                                    Services Inc. and Van Kampen Investments
                                    Inc.

Francis J. Smith                    Executive Director of Morgan Stanley
Executive Director                  Services; Vice President and Chief Financial
                                    Officer of the Morgan Stanley Funds.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

     (1) the Registrant, Morgan Stanley Opportunistic Municipal High Income
Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas,
New York, New York 10020;

     (2) The Bank of New York, 100 Church Street, New York, New York 10286
(records relating to its function as custodian);

     (3) Morgan Stanley Trust, Harborside Financial Center, Plaza Two, 2nd
Floor, Jersey City, New Jersey 07311, (records relating to its function as transfer agent and dividend disbursing agent); and

     (4) Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas,
New York, New York 10020 (records relating to its function as investment adviser).

ITEM 33. MANAGEMENT SERVICES

     Not applicable.

ITEM 34. UNDERTAKINGS

     (1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

          (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

          (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not applicable.

     (3) Not applicable.

     (4) Not applicable.

     (5) The Registrant undertakes that:

          (a) that for purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this
     Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the
     Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.;

          (b) that for the purpose of determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities

     offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the
21st day of February, 2006.

                                   MORGAN STANLEY OPPORTUNISTIC MUNICIPAL
                                   HIGH INCOME FUND

                                   By: /S/ RONALD E. ROBISON
                                       -----------------------------------------
                                       Ronald E. Robison
                                       President and Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURES                            TITLE                       DATE
---------------------------------   ---------------------------------   -----------------

(1) Principal Executive Officer

      /S/ RONALD E. ROBISON         President and Principal Executive
---------------------------------   Officer                             February 21, 2006
        Ronald E. Robison

(2) Principal Financial Officer

       /S/ FRANCIS J. SMITH         Treasurer and Chief Financial
---------------------------------   Officer (Principal Financial
         Francis J. Smith           Officer)                            February 21, 2006

(3) Majority of the Trustees

Charles A. Fiumefreddo (Chairman)
James F. Higgins

          /S/ BARRY FINK                         Trustee                February 21, 2006
---------------------------------
            Barry Fink
         Attorney-in-Fact

Michael Bozic
Edwin J. Garn
Wayne E. Hedien
Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

       /S/ CARL FRISCHLING                       Trustee                February 21, 2006
---------------------------------
         Carl Frischling
         Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------   ------------------------------------------------------
   (a)        Declaration of Trust
   (b)        By-Laws
   (r)(1)     Code of Ethics of Morgan Stanley Investment Management
      (2)     Code of Ethics of the Morgan Stanley Funds
   (s)        Powers of Attorney